Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-145845

June 10, 2009

iPathETN Website Copy Deck – June 08, 2009

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Commodities>

Broad

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN (DJP)

{http://ipathetn.com/DJP-overview.jsp}

iPath® S&P GSCI™ Total Return Index ETN (GSP)

{http://ipathetn.com/GSP-overview.jsp}

Sector

iPath® Dow Jones-UBS Energy Subindex Total ReturnSM ETN (JJE)

{http://ipathetn.com/JJE-overview.jsp}

iPath® Dow Jones-UBS Agriculture Subindex Total ReturnSM ETN (JJA)

{http://ipathetn.com/JJA-overview.jsp}

iPath® Dow Jones-UBS Grains Subindex Total ReturnSM ETN (JJG)

{http://ipathetn.com/JJG-overview.jsp}

iPath® Dow Jones-UBS Softs Subindex Total ReturnSM ETN (JJS)

{http://ipathetn.com/JJS-overview.jsp}

iPath® Dow Jones-UBS Industrial Metals Subindex Total ReturnSM ETN (JJM)

{http://ipathetn.com/JJM-overview.jsp}

iPath® Dow Jones-UBS Precious Metals Subindex Total ReturnSM ETN (JJP)

{http://ipathetn.com/JJP-overview.jsp}

iPath® Dow Jones-UBS Livestock Subindex Total ReturnSM ETN (COW)

{http://ipathetn.com/COW-overview.jsp}

Single Commodities

Energy

iPath® Dow Jones-UBS Natural Gas Subindex Total ReturnSM ETN (GAZ)

{http://ipathetn.com/GAZ-overview.jsp}

iPath® S&P GSCI™ Crude Oil Total Return Index ETN (OIL)

{http://ipathetn.com/OIL-overview.jsp}

Softs

iPath® Dow Jones-UBS Cocoa Subindex Total ReturnSM ETN (NIB)

{http://ipathetn.com/NIB-overview.jsp}

iPath® Dow Jones-UBS Coffee Subindex Total ReturnSM ETN (JO)

{http://ipathetn.com/JO-overview.jsp}

iPath® Dow Jones-UBS Cotton Subindex Total ReturnSM ETN (BAL)

{http://ipathetn.com/BAL-overview.jsp}

iPath® Dow Jones-UBS Sugar Subindex Total ReturnSM ETN (SGG)

{http://ipathetn.com/SGG-overview.jsp}

Industrial Metals

iPath® Dow Jones-UBS Aluminum Subindex Total ReturnSM ETN (JJU)

{http://ipathetn.com/JJU-overview.jsp}

iPath® Dow Jones-UBS Lead Subindex Total ReturnSM ETN (LD)

{http://ipathetn.com/LD-overview.jsp}

iPath® Dow Jones-UBS Nickel Subindex Total ReturnSM ETN (JJN)

{http://ipathetn.com/JJN-overview.jsp}

iPath® Dow Jones-UBS Tin Subindex Total ReturnSM (JJT)

{http://ipathetn.com/JJT-overview.jsp}

Precious Metals

iPath® Dow Jones-UBS Platinum Subindex Total ReturnSM ETN (PGM)

{http://ipathetn.com/PGM-overview.jsp}

Currencies>

iPath® EUR/USD Exchange Rate ETN (ERO)

{http://ipathetn.com/ERO-overview.jsp}

iPath® GBP/USD Exchange Rate ETN (GBB)

{http://ipathetn.com/GBB-overview.jsp}

iPath ®JPY/USD Exchange Rate ETN (JYN)

{http://ipathetn.com/JYN-overview.jsp}

iPath® Optimized Currency Carry ETN (ICI)

{http://ipathetn.com/ICI-overview.jsp}

Emerging Markets

iPath® MSCI India IndexSM ETN (INP)

{http://ipathetn.com/INP-overview.jsp}

Strategies

iPath® CBOE S&P 500 BuyWriteSM Index ETN (BWV)

{http://ipathetn.com/BWV-overview.jsp}

iPath® Optimized Currency Carry ETN (ICI)

{http://ipathetn.com/ICI-overview.jsp}

Alternatives

iPath® Global Carbon ETN (GRN)

{http://ipathetn.com/GRN-overview.jsp}

iPath® S&P 500 VIX Short-Term FuturesTM ETN (VXX)

{http://ipathetn.com/VXX-overview.jsp}

iPath® S&P 500 VIX Mid-Term Futures TM ETN (VXZ)

{http://ipathetn.com/VXZ-overview.jsp}

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Introducing the bright side of market volatility.

Trade equity volatility with two new iPath ETNs:

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THE CASE FOR COMMODITIES {http://ipathetn.com/commodities_flash.html}

View the presentation covering the rationale for including an allocation to commodities in a diversified portfolio.

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DON’T LET A GOOD IDEA GET AWAY {http://ipathetn.com/lp/origami.jsp}

View the making of the new iPath “origami” ads featuring Robert Lang, a noted physicist turned world-renowned origami artist.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

A “buy-write” strategy consists of a hypothetical portfolio consisting of a “long” position in the components of an underlying index and the sale of a succession of one-month, at- or slightly out-of-the-money call options on the underlying index or its components. An investment in iPath ETNs linked to buy-write strategies limit participation in any appreciation of the underlying indexes above the strike price of the call options sold, but exposure to any decline in the value of the indexes will not be limited. Stock and option prices may change unpredictably, affecting the value of the buy-write strategy and, consequently, the value of your Securities in unforeseeable ways.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

An investment in iPath ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

An investment in the iPath ETNs linked to the MSCI India Total Return Index may carry risks similar to a concentrated securities investment in a single region. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Securities focusing on a single country may be subject to higher volatility.

An investment in iPath ETNs linked to the performance of the Barclays Capital Intelligent Carry Index™ is subject to risks associated with fluctuations, particularly a decline, in the value of the index. Because the carry trade involves investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies, the success of the index strategy, the level of the index and the market value of the securities will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the index strategy, the level of the index and the market value of the Securities will decline. Factors that may contribute to volatile fluctuations in the index include exchange rates applicable to the index constituent currencies, interest rates applicable to the constituent currencies, the prevailing interest rate environment, and global or regional economic, financial, political, regulatory, geographical or judicial events that affect exchange rates and interest rates.

An investment in iPath ETNs linked to the performance of the Barclays Capital Global Carbon Index Total Return™ is subject to risks associated with fluctuations, particularly a decline, in the performance of the index caused by unpredictable volatility and movement in the prices of the index components. Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand, domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the Index and, therefore, the value of your Securities.

Cap & Trade mechanisms have arisen primarily due to relative international consensus on the correlation between the rise in Green House Gas emissions and the onset of Global Warming. Accordingly, changes in regulation and enforcement of Cap & Trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the Securities.

An investment in iPath ETNs linked to the performance of the S&P 500 VIX Short-Term Futures™ Index TR and the S&P 500 VIX Mid-Term Futures™ Index TR is subject to risks associated with fluctuations, particularly a decline, in the performance of each index. Because the performance of each index is linked to the CBOE Volatility Index (the “VIX Index”), the performance of each index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of each index. Additional factors that may contribute to fluctuations in the level of each index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

“Dow Jones®”, “DJ®” “UBS®”, “Dow Jones-UBS Commodity IndexSM”, “DJ-UBSCISM”, “Dow Jones-UBS Commodity Index Total ReturnSM”, “Dow Jones-UBS Agriculture Subindex Total ReturnSM”, “Dow Jones-UBS Aluminum Subindex Total ReturnSM”, “Dow Jones-UBS Cocoa Subindex Total ReturnSM”, “Dow Jones-UBS Coffee Subindex Total ReturnSM”, “Dow Jones-UBS Copper Subindex Total ReturnSM”, “Dow Jones-UBS Cotton Subindex Total ReturnSM”, “Dow Jones-UBS Energy Subindex Total ReturnSM”, “Dow Jones-UBS Grains Subindex Total ReturnSM”, “Dow Jones-UBS Industrial Metals Subindex Total ReturnSM”, “Dow Jones-UBS Lead Subindex Total ReturnSM”, “Dow Jones-UBS Livestock Subindex Total ReturnSM”, “Dow Jones-UBS Natural Gas Subindex Total ReturnSM”, “Dow Jones-UBS Nickel Subindex Total ReturnSM”, “Dow Jones-UBS Platinum Subindex Total ReturnSM”, “Dow Jones-UBS Precious Metals Subindex Total ReturnSM”, “Dow Jones-UBS Softs Subindex Total ReturnSM”, “Dow Jones-UBS Sugar Subindex Total ReturnSM” and “Dow Jones-UBS Tin Subindex Total ReturnSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”) and UBS AG (“UBS AG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC. The Securities based on the Dow Jones–UBS Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, UBS AG, UBS Securities LLC (“UBS Securities”), or any of their respective subsidiaries or affiliates and none of Dow Jones, UBS AG, UBS Securities, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

The MSCI indexes are the exclusive property of Morgan Stanley Capital International Inc. (“MSCI”). MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays

Bank PLC. The financial securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such financial securities. The Pricing Supplement contains a more detailed description of the limited relationship MSCI has with Barclays Bank PLC and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

“Standard & Poor’s®,” “S&P®,” “GSCI®,” “S&P GSCI™,” “S&P GSCI™ Index,” “S&P GSCI™ Total Return Index,” “S&P GSCI™ Crude Oil Total Return Index” and “S&P GSCI™ Commodity Index” are trademarks or service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Barclays Bank PLC in connection with the Securities. The S&P GSCI™ Index, the S&P GSCI™ Total Return Index, the S&P GSCI™ Crude Oil Total Return Index, and S&P GSCI™ Commodity Index are not owned, endorsed, or approved by or associated with Goldman Sachs & Co. or its affiliated companies. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. or any of its affiliates (“Standard & Poor’s”). Standard & Poor’s does not make any representation or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities particularly or the ability of the S&P GSCI™ Index or any of its sub-indexes to track general commodity market performance.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and “BuyWrite” and “CBOE” are trademarks of the Chicago Board Options Exchange, Incorporated (“CBOE”). These marks have been licensed for use by Barclays Bank PLC. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s or CBOE and Standard & Poor’s and CBOE make no representation regarding the advisability of investing in the Securities.

“Barclays Capital Intelligent Carry Index™” and the “USD Intelligent Carry Index™” are trademarks of Barclays Bank PLC and have been licensed for use by Barclays Capital in connection with the calculation of the Index.

“Barclays Capital Global Carbon Index™” and “Barclays Capital Global Carbon Index Total Return™” are trademarks of Barclays Bank PLC and have been licensed for use by Barclays Capital in connection with the calculation of the Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500™”, “S&P 500 VIX Short-Term Futures™” and “S&P 500 VIX Mid-Term Futures™” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by Barclays. “VIX®” is a registered trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s or CBOE and Standard & Poor’s and CBOE make no representation regarding the advisability of investing in the Securities.

NOT FDIC INSURED · NO BANK GUARANTEE · MAY LOSE VALUE

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

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ABOUT SECTION

http://ipathetn.com/Exchange-Traded-Notes-overview.jsp

[Header]

About iPath Exchange Traded Notes

[Body]

iPath Exchange Traded Notes (ETNs) are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees. The following are answers to questions financial professionals and individuals commonly ask about iPath Exchange Traded Notes.

[Tabs]

Overview  |  Structure  |  Trading/Redemption  |  Taxation  |

PRINT THIS PAGE (PDF ICON) iPATH FAQs (PDF ICON) iPATH TAX FAQs

•	What are iPath Exchange Traded Notes {jump link}

•	What are the advantages of iPath ETNs? {jump link}

•	How are the returns of iPath ETNs calculated {jump link}

•	How do I buy an iPath ETN? {jump link}

•	How do I sell an iPath ETN? {jump link}

•	Do the iPath ETNs currently available make interest payments? {jump link}

•	Do the iPath ETNs currently available make dividend distributions? {jump link}

•	Do the iPath ETNs currently available offer principal protection? {jump link}

•	Are iPath ETNs rated? {jump link}

•	Who is the issuer? {jump link}

•	Who is Barclays Capital Inc.? {jump link}

•	What is Barclays Global Investors’ (BGI’s) role? {jump link}

•	Do iPath ETNs have voting rights? {jump link}

•	Are iPath ETNs registered? {jump link}

•	Are iPath ETNs linked to commodity indexes CFTC (Commodity Futures Trading Commission) regulated? {jump link}

What are iPath Exchange Traded Notes?

iPath Exchange Traded Notes (ETNs) are senior, unsecured, unsubordinated debt securities issued by Barclays Bank PLC. They are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted¹. Like an index fund, they are linked to the return of a benchmark index.

What are the advantages of iPath ETNs?

iPath ETNs provide investors with convenient exposure to the returns of market benchmarks, less investor fees, with easy transferability and an exchange listing. The ETN structure allows investors to achieve cost-effective investment in previously expensive or difficult-to-reach market sectors or strategies.

How are the returns of iPath ETNs calculated?

iPath ETNs are designed to provide investors a return that is linked to the performance of a market index, less investor fees.

How do I buy an iPath ETN?

The iPath ETNs currently available are listed on major exchanges and are available for purchase, similar to other publicly traded securities.

How do I sell an iPath ETN?

Investors can liquidate iPath ETNs one of three ways:

•	Sell in the secondary market during trading hours.

•

Redeem a large block of securities, typically 50,000 securities directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus². A redemption charge may apply.

•

Hold until maturity and receive a cash payment from the issuer, Barclays Bank PLC, equal to the principal amount of the securities times the index factor on the final valuation date, less the investor fee on the final valuation date.

Do the iPath ETNs currently available make interest payments?

No.

Do the iPath ETNs currently available make dividend distributions?

No.

Do the iPath ETNs currently available offer principal protection?

No. Investors will receive the performance of the index to which the iPath ETN is linked, less investor fees. The index may go up or down. Even if the index goes up, investors may not recover their principal once investor fees are deducted.

Are iPath ETNs rated?

No. The iPath ETNs are not rated, but rely on the ratings of the issuer, Barclays Bank PLC³.

Who is the issuer?

Barclays is a major global financial services provider engaged in retail and commercial banking, credit cards, investment banking, wealth management and investment management services, with an extensive international presence in Europe, the USA, Africa and Asia.

With over 300 years of history and expertise in banking, Barclays operates in over 50 countries and employs over 155,000 people.

Barclays moves, lends, invests and protects money for over 48 million customers and clients worldwide. For further information about Barclays, please visit our website www.barclays.com.

Who is Barclays Capital Inc.?

Barclays Capital Inc. will act as the issuer’s agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker/dealer regulated by the SEC and the FINRA.

What is Barclays Global Investors’ (BGI’s) role?

BGI’s broker/dealer affiliate, Barclays Global Investors Fund Distribution Company, will engage in the promotion of iPath ETNs to intermediaries including registered broker/dealers and registered investment advisors, and to end-users, such as mutual funds, hedge funds, and insurance companies.

Do iPath ETNs have voting rights?

No. The iPath ETNs are debt securities and have no voting rights.

Are iPath ETNs registered?

Yes. The iPath ETNs are registered under the Securities Act of 1933.

Are iPath ETNs linked to commodity indexes CFTC (Commodity Futures Trading Commission) regulated?

No. iPath ETNs are debt securities issued by Barclays Bank PLC and are not regulated by CFTC; however, futures contracts underlying the relevant market index may be regulated by the CFTC.

¹	With short sales, you risk paying more for a security than you receive from its sale.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount. Any such reduction will be applied on a consistent basis for all holders of units at the time the reduction becomes effective.
³	Credit ratings are subject to revision or withdrawal at any time by the assigning rating organization, which may have an adverse effect on the market price or marketability of the iPath ETNs.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

http://ipathetn.com/Exchange-Traded-Notes-structure.jsp

[Header]

About iPath Exchange Traded Notes

[Body]

iPath Exchange Traded Notes are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees. The following are answers to questions financial professionals and individuals commonly ask about iPath Exchange Traded Notes.

[Tabs]

Overview  |  Structure  |  Trading/Redemption  |  Taxation  |

PRINT THIS PAGE

•	How iPath ETNs are structured {jump link}

•	Differences and similarities between ETNs and Exchange Traded Funds (ETFs) {jump link}

How iPath ETNs are structured

iPath ETNs are senior, unsecured, unsubordinated debt securities issued by Barclays Bank PLC. They are designed to provide investors access to the returns of various market benchmarks. The returns of iPath ETNs are linked to the performance of a market benchmark or strategy, less investor fees.

Highlights (table)

Payment at maturity	If you hold your iPath ETNs to maturity, you will receive a cash payment at maturity that is linked to the performance of the corresponding index during the period beginning on the trade date and ending at maturity, less investor fees.

Liquidating prior to maturity	You can liquidate iPath ETNs before their maturity date in two ways:

• Trade them on the exchange

• Redeem a large block of securities, typically at least 50,000 units of a particular iPath ETN, directly to Barclays Bank PLC, subject to the procedures described in the relevant prospectus. A redemption charge may apply.

Coupon	Interest will not be paid during the term of the iPath ETNs.

Investor fee	The investor fee is calculated cumulatively based on the Yearly Fee and the performance of the underlying index or currency exchange rate and increases each day based on the level of the index or currency exchange rate on that day. Because the investor fee reduces the amount of your return at maturity or upon redemption, if the value of the underlying decreases or does not increase significantly, you may receive less than the principal amount of your investment at maturity or upon redemption. For a more complete description of how the investor fee is calculated, please see the applicable product page and Pricing Supplement.

No principal protection	Investors will receive a cash payment linked to the performance of the corresponding index, less investor fees. The index may go up or down. Even if the index goes up, investors may not recover their principal once investor fees are deducted.

Ratings	The iPath ETNs are not rated, but rely on the ratings of the issuer, Barclays Bank PLC.

Unsecured debt	iPath ETNs are senior, unsecured, unsubordinated debt securities issued by Barclays Bank PLC.

Voting rights	Because the iPath ETNs are debt securities, they do not have any voting rights.

Distributions	The iPath ETNs currently available do not make dividend distributions.

(For more details, please refer to the prospectus for the relevant iPath ETN.)

Differences and similarities between ETNs and Exchange Traded Funds (ETFs

Both ETNs and ETFs provide investors access to the returns of various market benchmarks. However, ETNs are senior, unsecured debt securities issued by Barclays Bank PLC, whereas ETFs are typically registered investment companies and are collateralized by an underlying portfolio of securities.

	ETN	ETF

Liquidity	Daily on exchange	Daily on exchange

Registration	Securities Act of 1933	Investment Company Act of 1940

Recourse	Issuer credit	Portfolio of securities

Principal risk	Market and issuer risk	Market risk

Institutional size redemption	Daily to the issuer	Daily via custodian

Short sales	Yes, on an uptick or a downtick	Yes, on an uptick or a downtick

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

http://ipathetn.com/Exchange-Traded-Notes-trading.jsp

[Header]

About iPath Exchange Traded Notes

[Body]

iPath Exchange Traded Notes are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees. The following are answers to questions financial professionals and individuals commonly ask about iPath Exchange Traded Notes.

[Tabs]

Overview  |  Structure  |  Trading/Redemption  |  Taxation  |

PRINT THIS PAGE (PDF Icon) iPATH TRADING STRATEGY REPORT

•	Where are iPath ETNs listed? {jump link}

•	Where can I buy or sell iPath ETNs? {jump link}

•	Can the iPath ETNs currently available be shortened? {jump link}

•	Is there a minimum trade size for iPath ETNs? {jump link}

•	How can I find iPath ETNs on Bloomberg? {jump link}

•	Is a net asset value (NAV) calculated? {jump link}

•	Is an intrinsic value calculated? {jump link}

•	Do the iPath ETNs trade at their indicative value? {jump link}

•	How can iPath ETNs be redeemed directly to the Issuer prior to the maturity date? {jump link}

•	What is the redemption charge? {jump link}

•	If Barclays Bank PLC’s credit rating is downgraded, what happens to the indicative value? {jump link}

•	Is there a capacity constraint with respect to the iPath ETNs? {jump link}

•	Is a Series 3 license required to sell iPath ETNs? {jump link}

Where are iPath ETNs listed?

The iPath ETNs currently available are listed on major exchanges.

When can I buy or sell iPath ETNs?

iPath ETNs can be bought or sold anytime during market hours.

Can the iPath ETNs currently available be shorted?

Yes, on an uptick or a downtick and subject to the ability to locate shares to borrow.

Is there a minimum trade size for iPath ETNs?

No. iPath ETNs can be bought and sold at their market price on the secondary market similar to other publicly traded securities.

How can I find iPath ETNs on Bloomberg?

Information regarding iPath ETNs can be found on Bloomberg by typing the relevant ETN’s trading symbol, then the “Equity” key, then “Go.” For example, for information regarding the iPath® S&P GSCI™ Total Return Index ETN, type: GSP < Equity > < Go >.

Is a net asset value (NAV) calculated?

No. Because iPath ETNs are debt securities, and not mutual funds, they will not have an NAV.

Is an intrinsic value calculated?

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor. Additionally, the daily indicative value of each iPath ETN is calculated and published at the end of each trading day at www.iPathETN.com. For a more complete description of how the daily indicative value is calculated for each iPath ETN, please see the applicable product page and Pricing Supplement at www.iPathETN.com.

Do the iPath ETNs trade at their indicative value?

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption, or termination of the iPath ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indexes underlying the iPath ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of your iPath ETNs. Index levels provided by the sponsors of the indexes underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying relevant market. For this reason and others, the actual trading price of the iPath ETNs may be different from their indicative value.

In addition to being available for trading on an exchange, the early redemption feature allows a large block of securities, typically 50,000 units of a particular iPath ETN, to be redeemed directly to Barclays Bank PLC for the redemption value, as described in the applicable Pricing Supplement. The historical daily indicative value is published each day at www.iPathETN.com. The redemption feature is intended to induce arbitrageurs to counteract any trading of the iPath ETNs at a premium or discount to their indicative value, though there can be no assurance that arbitrageurs will employ the redemption feature in this manner.

How can iPath ETNs be redeemed directly to the issuer prior to the maturity date?

Investors may redeem a large block of securities, typically at least 50,000 units of a particular iPath ETN, directly to the issuer, subject to the procedures described in the relevant prospectus. A redemption charge may apply.

What is the redemption charge?

The redemption charge is a one-time transaction charge imposed only in the case of early redemptions for certain iPath ETNs. The charge is intended to allow the issuer to recoup brokerage and other costs incurred in connection with an early redemption (although the proceeds from the charge may be more or less than such costs). Investors transacting on the secondary market will not incur a redemption charge.

If Barclays Bank PLC’s credit rating is downgraded, what happens to the indicative value?

The indicative value calculation of the iPath ETNs will not change in response to a Barclays Bank PLC credit event. However, the trading price of the iPath ETNs may be adversely impacted.

Is there a capacity constraint with respect to the iPath ETNs?

Should demand for any iPath ETN exceed the initial amount of securities issued, subsequent issuances may be made under the registration statement. The terms of the new issue—maturity date, investor fee, ticker, CUSIP—will be the same as the original issue, and it is expected that both issues would be immediately fungible.

Is a Series 3 license required to sell iPath ETNs?

No.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

http://ipathetn.com/Exchange-Traded-Notes-taxation.jsp

[Header]

About iPath Exchange Traded Notes

[Body]

iPath Exchange Traded Notes (ETNs) are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees. The following are answers to questions financial professionals and individuals commonly ask about iPath Exchange Traded Notes.

[Tabs]

Overview  |  Structure  |  Trading/Redemption  |  Taxation  |

PRINT THIS PAGE (PDF Icon) iPATH TRADING STRATEGY REPORT

•	How are iPath ETNs treated for U.S. federal income tax purposes?

•	What makes iPath ETNs an attractive investment option?

•	Is there an IRS or court ruling that governs the U.S. tax treatment of iPath ETNs?

•	What is the ruling on the U.S. tax treatment of iPath ETNs?

•	What does it mean for iPath single currency ETN investors? {jump link}

•	Do iPath single currency ETN investors need to submit a form to the IRS requesting certain tax treatment? {jump link}

•	What are the benefits of investing in iPath single currency ETNs? {jump link}

•	What is Barclays’ reaction to the ruling on the U.S. tax treatment of iPath ETNs? {jump link}

•	What is the current tax status on equity, commodity and certain alternatives ETNs? {jump link}

•	What is Barclays’ position about the tax status of the equity, commodity and certain alternatives ETNs? {jump link}

How are iPath ETNs treated for U.S. federal income tax purposes?

All iPath ETNs, except single currency ETNs, should be treated for all tax purposes as prepaid contracts with respect to the relevant index. If such iPath ETNs are so treated, investors should recognize gain or loss upon the sale, redemption or maturity of their iPath ETNs in an amount equal to the difference between the amount they receive at such time and their cost basis in the securities. Such gain or loss should generally be capital gain or loss, except with respect to those iPath ETNs for which you agree to treat such gain or loss as ordinary, as detailed in the chart below.

The following table summarizes certain U.S. federal tax consequences that holders of iPath ETNs and Barclays agree to be subject to by purchasing an iPath ETN. These tax consequences, however, are not certain and alternative treatments are possible. Please see the applicable prospectus for a more complete discussion of the primary tax treatment and alternative tax characterizations that are possible with respect to each iPath ETN.

TYPE	TREATMENT AT MATURITY	RECOGNITION OF CURRENT INCOME	TICKERS
Commodities, Buy Write, Equity, Alternatives	Capital gains	No	DJP, GSP, JJA, JJE, JJG, JJS, JJM, JJP, COW, GAZ, OIL, NIB, JO, BAL, SGG, JJU, JJC, LD, JJN, JJT, PGM, BWV, INP, GRN, VXX, VXZ

Carry Trade	Ordinary Income	No	ICI

Single Currency	Ordinary Income	Yes	ERO, GBB, JYN

What makes iPath ETNs an attractive investment option?

Unlike mutual funds that may be required to make taxable distributions to shareholders, the iPath ETNs currently available will not make taxable distributions. This enables investors to control the timing of taxable events related to their investment in iPath ETNs. However, the IRS and U.S. Treasury are actively considering the tax treatment of instruments such as iPath ETNs, which could change.

Is there an IRS or court ruling that governs the U.S. tax treatment of iPath ETNs?

Yes, for iPath single currency ETNs only.

What is the ruling on the U.S. tax treatment of iPath ETNs?

Revenue ruling 2008-1, issued on December 7, 2007, holds that certain financial instruments linked directly to the value of a foreign currency—regardless of whether the instrument is privately offered, publicly offered or traded on an exchange—should be treated like debt for federal tax purposes. Revenue Ruling 2008-1 extends to iPath single currency Exchange Traded Notes (ETNs).

What does it mean for iPath single currency ETN investors?

This means that any interest accrued (net of fees) during the life of the note is taxable to investors, even though the interest is reinvested and not paid out until the holder sells the ETN or the note matures. It also means that a gain or loss from the sale or redemption of the notes will be ordinary and investors will not be able to elect capital gain treatment.

Do iPath single currency ETN investors need to submit a form to the IRS requesting certain tax treatment?

No, it is not necessary to elect any specific treatment since the IRS has ruled how financial instruments linked directly to the value of a foreign currency should be treated from a tax perspective. Most custodians will provide Form 1099 OID for annual tax reporting purposes.

What are the benefits of investing in iPath single currency ETNs?

Institutional and individual investors increasingly recognize that currency exposure may constitute a separate asset class to provide portfolio diversification and add potential portfolio returns. The iPath single currency ETNs provide simple, transparent and cost-effective access to three significant exchange rates.

What is Barclays’ reaction to the ruling on the U.S tax treatment of iPath ETNs?

The ruling provides investors clarity on the tax treatment of certain financial instruments linked directly to the value of a foreign currency—regardless of whether the instrument is privately offered, publicly offered, or traded on an exchange. In addition, because they make no distributions, holders benefit from daily compounding.

What is the current tax status on equity, commodity and certain alternatives ETNs?

The revenue ruling does not apply to ETNs that are linked to equities, commodities or certain alternatives. The IRS also issued notice 2008-2 asking for comments by May 13, 2008 on the appropriate tax treatment of instruments such as the equity and commodity ETNs.

What is Barclays’ position about the tax status of the equity, commodity and certain alternatives ETNs?

Barclays is aligned with the Securities Industry and Financial Markets Association (SIFMA). We believe that the tax treatment of investment products should be driven by the product’s tax attributes. Mutual funds and ETNs are taxed differently because they are fundamentally different products. Investors who buy shares in a mutual fund own the underlying securities and receive dividend income from those securities annually which is taxable. ETN investors do not own underlying securities and receive no dividends while holding the ETN.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END ABOUT SECTION

PRODUCT INFORMATION SECTION

http://ipathetn.com/product-information.jsp

[Header] Product Information

[Sub head]

ISSUER DETAILS: Barclays Bank PLC

DAILY LIQUIDITY: iPath ETNs can be bought or sold anytime during market hours.

(Printer Icon) PRINT THIS PAGE (PDF Icon) iPATH PRODUCT LIST

Category:	All Products
Commodities
Currencies
Emerging Markets
Strategies
Alternatives

[Tabs]

Returns  |  Profile

Product Name	Ticker		Indicative Value Returns (%) As of xx/xx/xxxx						Market Price Returns (%) As of xx/xx/xxxx
		Inception Date	1 Mo.	3 Mo.	6 Mo.	YTD	1 Year	Since Inception*	1 Mo.	3 Mo.	6 Mo.	YTD	1 Year	Since Inception*

iPath® CBOE S&P 500 BuyWrite IndexSM ETN	BWV	5/22/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Agriculture Subindex Total ReturnSM ETN	JJA	10/23/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Aluminum Subindex Total ReturnSM ETN	JJU	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Cocoa Subindex Total ReturnSM ETN	NIB	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Coffee Subindex Total ReturnSM ETN	JO	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN	DJP	6/6/2006	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Copper Subindex Total ReturnSM ETN	JJC	10/23/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Cotton Subindex Total ReturnSM ETN	BAL	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Energy Subindex Total ReturnSM ETN	JJE	10/23/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Grains Subindex Total ReturnSM ETN	JJG	10/23/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Industrial Metals Subindex Total ReturnSM ETN	JJM	10/23/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Lead Subindex Total ReturnSM ETN	LD	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Livestock Subindex Total ReturnSM ETN	COW	10/23/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Natural Gas Subindex Total ReturnSM ETN	GAZ	10/23/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Nickel Subindex Total ReturnSM ETN	JJN	10/23/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Platinum Subindex Total ReturnSM ETN	PGM	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Precious Metals Subindex Total ReturnSM ETN	JJP	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Softs Subindex Total ReturnSM ETN	JJS	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Sugar Subindex Total ReturnSM ETN	SGG	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Dow Jones-UBS Tin Subindex Total ReturnSM ETN	JJT	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® EUR/USD Exchange Rate ETN	ERO	5/8/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® GBP/USD Exchange Rate ETN	GBB	5/8/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Global Carbon ETN	GRN	6/24/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® JPY/USD Exchange Rate ETN	JYN	5/8/2007	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® MSCI India Index(SM) ETN	INP	12/19/2006	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® Optimized Currency Carry ETN	ICI	1/31/2008	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® S&P 500 VIX Mid-Term Futures™ ETN	VXZ	1/29/2009	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® S&P 500 VIX Short-Term Futures™ ETN	VXX	1/29/2009	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® S&P GSCI™ Crude Oil Total Return Index ETN	OIL	8/15/2006	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

iPath® S&P GSCI™ Total Return Index ETN	GSP	6/6/2006	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx

[Tabs]

Returns  |  Profile

Product Name	Ticker	Yearly Fee (%)	Exchange	Maturity Date
iPath® CBOE S&P 500 BuyWrite IndexSM ETN	BWV	0.75	NYSE Arca	5/28/1937

iPath® Dow Jones-UBS Agriculture Subindex Total ReturnSM ETN	JJA	0.75	NYSE Arca	10/22/1937

iPath® Dow Jones-UBS Aluminum Subindex Total ReturnSM ETN	JJU	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Cocoa Subindex Total ReturnSM ETN	NIB	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Coffee Subindex Total ReturnSM ETN	JO	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN	DJP	0.75	NYSE Arca	6/12/1936

iPath® Dow Jones-UBS Copper Subindex Total ReturnSM ETN	JJC	0.75	NYSE Arca	10/22/1937

iPath® Dow Jones-UBS Cotton Subindex Total ReturnSM ETN	BAL	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Energy Subindex Total ReturnSM ETN	JJE	0.75	NYSE Arca	10/22/1937

iPath® Dow Jones-UBS Grains Subindex Total ReturnSM ETN	JJG	0.75	NYSE Arca	10/22/1937

iPath® Dow Jones-UBS Industrial Metals Subindex Total ReturnSM ETN	JJM	0.75	NYSE Arca	10/22/1937

iPath® Dow Jones-UBS Lead Subindex Total ReturnSM ETN	LD	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Livestock Subindex Total ReturnSM ETN	COW	0.75	NYSE Arca	10/22/1937

iPath® Dow Jones-UBS Natural Gas Subindex Total ReturnSM ETN	GAZ	0.75	NYSE Arca	10/22/1937

iPath® Dow Jones-UBS Nickel Subindex Total ReturnSM ETN	JJN	0.75	NYSE Arca	10/22/1937

iPath® Dow Jones-UBS Platinum Subindex Total ReturnSM ETN	PGM	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Precious Metals Subindex Total ReturnSM ETN	JJP	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Softs Subindex Total ReturnSM ETN	JJS	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Sugar Subindex Total ReturnSM ETN	SGG	0.75	NYSE Arca	6/24/1938

iPath® Dow Jones-UBS Tin Subindex Total ReturnSM ETN	JJT	0.75	NYSE Arca	6/24/1938

iPath® EUR/USD Exchange Rate ETN	ERO	0.4	NYSE Arca	5/14/1937

iPath® GBP/USD Exchange Rate ETN	GBB	0.4	NYSE Arca	5/14/1937

iPath® Global Carbon ETN	GRN	0.75	NYSE Arca	6/24/1938

iPath® JPY/USD Exchange Rate ETN	JYN	0.4	NYSE Arca	5/14/1937

iPath® MSCI India IndexSM ETN	INP	0.89	NYSE Arca	12/18/1936

iPath® Optimized Currency Carry ETN	ICI	0.65	NYSE Arca	1/28/1938

iPath® S&P 500 VIX Mid-Term Futures™ ETN	VXZ	0.89	NYSE Arca	1/30/2019

iPath® S&P 500 VIX Short-Term Futures™ ETN	VXX	0.89	NYSE Arca	1/30/2019

iPath® S&P GSCI™ Crude Oil Total Return Index ETN	OIL	0.75	NYSE Arca	8/14/1936

iPath® S&P GSCI™ Total Return Index ETN	GSP	0.75	NYSE Arca	6/12/1936

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT INFORMATION SECTION

INVESTOR MATERIALS SECTION

http://ipathetn.com/investor-materials.jsp

[Header]

Investor Materials

[Body]

Make more informed decisions about iPath ETNs. Our prospectuses cover pricing, product descriptions, investment risks, distribution plans and much more.

[Right Hand Resources]

[Header]

Popular Documents

Basics of Commodities >>

{http://ipathetn.com/pdf/commodities_basics.pdf}

Basics of Carbon Emissions >>

{http://ipathetn.com/pdf/GRN-basics.pdf}

Using Commodities to Diversify>>

{http://ipathetn.com/pdf/diversify.pdf}

ICI Product Strategy Brief >>

{http://ipathetn.com/pdf/ici-strategy-brief.pdf}

Basics of Currencies>>

{http://ipathetn.com/pdf/Currency_Basics.pdf}

Frequently Asked Questions>>

{http://ipathetn.com/pdf/iPath-FAQs.pdf}

Graphic

[Header]

Document Categories

Prospectus >>

+ iPath Commodity ETNs

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN (DJP)

{http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

iPath® S&P GSCI™ Total Return Index ETN (GSP)

{http://ipathetn.com/pdf/gsp-prospectus.pdf}

iPath® S&P GSCI™ Crude Oil Total Return Index ETN (OIL)

{http://ipathetn.com/pdf/oil-prospectus.pdf}

+ iPath Currency ETNs

iPath® EUR/USD Exchange Rate ETN (ERO)

{http://ipathetn.com/pdf/ero-prospectus.pdf}

iPath® GBP/USD Exchange RATE ETN (GBB)

{http://ipathetn.com/pdf/gbb-prospectus.pdf}

iPath® JPY/USD Exchange RATE ETN (JYN)

{http://ipathetn.com/pdf/jyn-prospectus.pdf}

iPath® Optimized Currency Carry ETN (ICI)

{http://ipathetn.com/pdf/ici-prospectus.pdf}

+ iPath Emerging Market ETNS

iPath MSCI India IndexSM ETN (INP)

{http://ipathetn.com/pdf/inp-prospectus.pdf}

+ iPath Strategy ETNs

iPath® CBOE S&P 500 BuyWrite IndexSM ETN (BWV)

{http://ipathetn.com/pdf/bwv-prospectus.pdf}

iPath® Optimized Currency Carry ETN (ICI)

{http://ipathetn.com/pdf/ici-prospectus.pdf}

+ iPath Alternatives ETNs

iPath® Global Carbon ETN (GRN)

{http://ipathetn.com/pdf/GRN-prospectus.pdf}

iPath® S&P 500 VIX Short-Term Futures™ ETN (VXX)

{http://ipathetn.com/pdf/vix-prospectus.pdf}

iPath® S&P 500 VIX Mid-Term Futures™ ETN (VXZ)

{http://ipathetn.com/pdf/vix-prospectus.pdf}

Fact Sheet >>

+ iPath Commodity ETNs

+ Broad

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN (DJP)

{http://ipathetn.com/pdf/djp-info-sheet.pdf}

iPath® S&P GSCI™ Total Return Index ETN (GSP)

{http://ipathetn.com/pdf/gsp-info-sheet.pdf}

+ Sector

iPath® Dow Jones-UBS Energy Subindex Total ReturnSM ETN (JJE)

{http://ipathetn.com/pdf/jje-info-sheet.pdf}

iPath® Dow Jones-UBS Agriculture Subindex Total ReturnSM ETN (JJA)

{http://ipathetn.com/pdf/jja-info-sheet.pdf}

iPath® Dow Jones-UBS Grains Subindex Total ReturnSM ETN (JJG)

{http://ipathetn.com/pdf/jjg-info-sheet.pdf}

iPath® Dow Jones-UBS Softs Subindex Total ReturnSM ETN (JJS)

{http://ipathetn.com/pdf/jjs-info-sheet.pdf}

iPath® Dow Jones-UBS Industrial Metals Subindex Total ReturnSM ETN (JJM)

{http://ipathetn.com/pdf/jjm-info-sheet.pdf}

iPath® Dow Jones-UBS Precious Metals Subindex Total ReturnSM ETN (JJP)

{http://ipathetn.com/pdf/jjp-info-sheet.pdf}

iPath® Dow Jones-UBS Livestock Subindex Total ReturnSM ETN (COW)

{http://ipathetn.com/pdf/cow-info-sheet.pdf}

+ Single Commodities

Energy

iPath® Dow Jones-UBS Natural Gas Subindex Total ReturnSM ETN (GAZ)

{http://ipathetn.com/pdf/gaz-info-sheet.pdf}

iPath® S&P GSCI™ Crude Oil Total Return Index ETN (OIL)

{http://ipathetn.com/pdf/oil-info-sheet.pdf}

Softs

iPath® Dow Jones-UBS Cocoa Subindex Total ReturnSM ETN (NIB)

{http://ipathetn.com/pdf/nib-info-sheet.pdf}

iPath® Dow Jones-UBS Coffee Subindex Total ReturnSM ETN (JO)

{http://ipathetn.com/pdf/jo-info-sheet.pdf}

iPath® Dow Jones-UBS Cotton Subindex Total ReturnSM ETN (BAL)

{http://ipathetn.com/pdf/bal-info-sheet.pdf}

iPath® Dow Jones-UBS Sugar Subindex Total ReturnSM ETN (SGG)

{http://ipathetn.com/pdf/sgg-info-sheet.pdf}

Industrial Metals

iPath® Dow Jones-UBS Aluminum Subindex Total ReturnSM ETN (JJU)

{http://ipathetn.com/pdf/jju-info-sheet.pdf}

iPath® Dow Jones-UBS Copper Subindex Total ReturnSM ETN (JJC)

{http://ipathetn.com/pdf/jjc-info-sheet.pdf}

iPath® Dow Jones-UBS Lead Subindex Total ReturnSM ETN (LD)

{http://ipathetn.com/pdf/ld-info-sheet.pdf}

iPath® Dow Jones-UBS Nickel Subindex Total ReturnSM ETN (JJN)

{http://ipathetn.com/pdf/jjn-info-sheet.pdf}

iPath® Dow Jones-UBS Tin Subindex Total ReturnSM ETN (JJT)

{http://ipathetn.com/pdf/jjt-info-sheet.pdf}

Precious Metals

iPath® Dow Jones-UBS Platinum Subindex Total ReturnSM ETN (PGM)

{http://ipathetn.com/pdf/pgm-info-sheet.pdf}

+ iPath Currency ETNs

iPath® EUR/USD Exchange Rate ETN (ERO)

{http://ipathetn.com/pdf/ero-info-sheet.pdf}

iPath® GBP/USD Exchange Rate ETN (GBB)

{http://ipathetn.com/pdf/gbb-info-sheet.pdf}

iPath® JPY/USD Exchange Rate ETN (JYN)

{http://ipathetn.com/pdf/jyn-info-sheet.pdf}

iPath® Optimized Currency Carry ETN (ICI)

{http://ipathetn.com/pdf/ici-info-sheet.pdf}

+ iPath Emerging Market ETNs

iPath® MSCI India IndexSM ETN (INP)

{http://ipathetn.com/pdf/inp-info-sheet.pdf}

+ iPath Strategy ETNs

iPath® CBOE S&P 500 BuyWrite IndexSM ETN (BWV)

{http://ipathetn.com/pdf/bwv-info-sheet.pdf}

iPath® Optimized Currency Carry ETN (ICI)

{http://ipathetn.com/pdf/ici-info-sheet.pdf}

+ iPath Alternative ETNs

iPath® Global Carbon ETN (GRN)

{http://ipathetn.com/pdf/grn-info-sheet.pdf}

iPath® S&P 500 VIX Short-Term Futures™ ETN (VXX)

{http://ipathetn.com/pdf/vxx-info-sheet.pdf}

iPath® S&P 500 VIX Mid-Term Futures™ ETN (VXZ)

{http://ipathetn.com/pdf/vxz-info-sheet.pdf}

Category Basics >>

+ Commodities

Using Commodities to Diversify

{http://ipathetn.com/pdf/diversify.pdf}

Basics of Commodities

{http://ipathetn.com/pdf/commodities_basics.pdf}

Periodic Returns Table

{http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

+ Currencies

Basics of Currencies

{http://ipathetn.com/pdf/Currency_Basics.pdf}

ICI Product Strategy Brief

{http://ipathetn.com/pdf/ici-strategy-brief.pdf}

+ Emerging Markets

Basics of India

{http://ipathetn.com/pdf/india-basics.pdf}

Case for India

{http://ipathetn.com/pdf/Case_for_India.pdf}

+ Strategies

ICI Product Strategy Brief

{http://ipathetn.com/pdf/ici-strategy-brief.pdf}

+ Alternatives

Basics of Carbon Emissions

{http://ipathetn.com/pdf/GRN-basics.pdf}

Barclays Capital Global Carbon Index Guide

{http://ipathetn.com/pdf/GRN-index-guide.pdf}

ETN Information >>

(PDF Icon) Frequently Asked Questions {http://ipathetn.com/pdf/iPath-FAQs.pdf}

(PDF Icon) iPath Product List {http://ipathetn.com/pdf/ipath-product-list.pdf}

(PDF Icon) iPath Trading Strategy Report {http://ipathetn.com/pdf/US_iPath_Trading_Strategy_Report.pdf}

(PDF Icon) iPath Tax FAQs {http://ipathetn.com/pdf/iPath-Tax-FAQs.pdf}

(PDF Icon) iPath Splits and Reverse Splits FAQs {http://ipathetn.com/pdf/iPath-Tax-FAQs.pdf}

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END INVESTOR MATERIALS SECTION

EDUCATION CENTER SECTION

Education Center (Financial Professionals Only)

http://ipathetn.com/events/fp.jsp;jsessionid=D6B75D716E2B628EED67B1D42278B274

[Header]

The iPath® Education Center

The information you need to turn your ideas into action.

(First graphic)

Strategies with iPath® ETNs

[Body]

Discover how iPath® ETNs can support portfolio and risk management strategies.

>

> Diversification with iPath® Commodity Exchange Traded Notes

{http://ipathetn.com/diversify-with-commodities.jsp}

iPath® Commodity ETNs provide investors with opportunities to diversify portfolios consisting of traditional asset classes with alternative, low-correlating assets.

> Risk management with the iPath® CBOE S&P 500 BuyWrite IndexSM ETN

{http://ipathetn.com/risk-management.jsp}

A buy-write (or covered call) strategy involves simultaneously owning a stock and selling or writing a call option on the stock. This strategy offers the benefit or reduced volatility compared to simply buying and holding an index.

Currency investing with iPath® ETNs

iPath® Currency ETNs offer opportunities for investors to put single and multi-currency strategies to work in a convenient and cost-efficient manner.

(pdf icon) ICI Product Strategy Brief {http://ipathetn.com/pdf/ici-strategy-brief.pdf}

The iPath® Optimized Currency Carry ETN (ICI) provides diversified access to the “carry trade” a risk-controlled long/short currency strategy long used by institutional investors.

(pdf icon) ICI FAQs {http://ipathetn.com/pdf/ICI_FAQ.pdf}

The Barclays Capital Intelligent Carry Index™ offers optimized exposure to the broad asset class of Foreign Exchange. It seeks to capitalize on pricing inefficiencies and is optimized monthly in order to maximize the ICI’s expected return and maintain its target volatility.

(Second Graphic)

iPath® ETN Presentations

[Body]

Learn about iPath® ETNs and product suites through presentations offered in PDF, RSS, and Flash-Audio formats.

(Listen Button) Conference Call Replay: Commodity iPath® ETNs from Barclays- July 10, 2008

{http://ipathetn.com/events/on-demand/etn-presentations/080908_Barclays_Commodities_32K.mp3}

Presented by: Kevin Norrish, Director- Commodities Research, Barclays Capital

This conference call covers topics such as commodities outlook, how commodities can potentially balance and diversify a portfolio and the unique benefits of commodity iPath ETNs.

(Play Button) The Case for Commodities {http://ipathetn.com/commodities_flash.html}

iPath® Commodity ETNs offer investors access to difficult-to-reach commodity markets that can diversify their portfolios and provide a hedge against inflation. This presentation discusses the rationale for including an allocation to commodities in a diversified portfolio.

(pdf icon) Inside iPath® Exchange Traded Notes (ETNs) {http://ipathetn.com/pdf/ETNs-101.pdf}

iPath® Exchange Traded Notes (ETNs) Offer investors convenient and cost-effective access to the returns of market benchmarks, minus investor fees, with easy transferability and an exchange listing. This presentation explains the structure and advantages of ETNs, plus comparisons to ETFs and mutual funds.

(pdf icon) Case for India {http://ipathetn.com/pdf/Case_for_India.pdf}

iPath® MSCI India IndexSM ETN offers investors access to emerging markets as an asset class, portfolio diversification opportunities and unique exposures to India’s growing economy. This presentation offers some insight and advantages of investing in India.

(Third Graphic)

Barclays Capital Research

[Body]

Access research from Barclays Capital for an integrated perspective spanning products and geographies.

(pdf icon) Equity Volatility Outlook 2009 – A Tale of Two Tails

{http://ipathetn.com/pdf/Equity_Volatility_Outlook_2009.pdf}

Provides the 2009 forecast for equity volatility from the Barclays Capital Research team.

(pdf icon) The Commodity Refiner – Spring 2009

{http://www.ipathetn.com/pdf/Commodity_Refiner.pdf}

The Commodity Refiner provides a quarterly analysis of the energy, base and precious metals, and agricultural markets, as well as plastics and thermal coal.

(pdf icon) Global FX Quarterly – Spring 2009 {http://ipathetn.com/pdf/FX_Quarterly.pdf}

The Global FX Quarterly combines macroeconomic analysis, quantitative research, and options coverage.

FOR FINANCIAL PROFESSIONALS ONLY. NOT FOR PUBLIC DISTRIBUTION.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END EDUCATION CENTER SECTION

PRODUCT PAGES - DJP

Left Hand Navigation Pages:

-Commodities-

Broad

http://ipathetn.com/DJP-overview.jsp

[Header]

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN

[Body]

The iPath® Dow Jones-UBS Commodity Index Total Return SM ETN is linked to the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The commodities represented in the Dow Jones-UBS Commodity Index Total ReturnSM are rebalanced annually; however, the weightings fluctuate between rebalancings due to changes in market prices.

[Tabs]

Overview | Index Components | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print this Page
[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/djp-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/DJP-overview.jsp#indicative_returns}

Jump To: Profile | Correlations| Returns| Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link {http://ipathetn.com/DJP-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	DJP	Bloomberg Index Ticker	DJUBSTR
Intraday Indicative Value Ticker	DJP.IV	CUSIP	06738C778
Bloomberg ETN Keystroke	DJP<EQUITY><GO>	Inception Date	06/06/2006
		Maturity Date	06/12/2036

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending 03/09.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/DJP-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P GSCI™ Crude Oil Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Index Components Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN

[Body]

The iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN is linked to the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The commodities represented in the Dow Jones-UBS Commodity Index Total ReturnSM are rebalanced annually; however, the weightings fluctuate between rebalancings due to changes in market prices.

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN—Components (as of xx/xx/xxxx)

Commodity>	Ticker>	Ref. Price Dollar Weight >	Trading Facility >	Sector>
xxxxx	xxxxx	xxxxx	xxxxx	xxxxx
xxxxx	xxxxx	xxxxx	xxxxx	xxxxx

Source: Dow Jones, UBS Securities LLC, NYM-NYMEX Division New York Mercantile Exchange, CBT-Chicago Board of Trade, CME-Chicago Mercantile Exchange, LME-London Mercantile Exchange, CMX-COMEX Division-New York Mercantile Exchange, NYC-New York Cotton Exchange (Division of NYBOT), CSC-Coffee, Sugar and Cocoa Exchange.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN

[Body]

The iPath® Dow Jones-UBS Commodity Index Total ReturnSM ETN is linked to the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.

The commodities represented in the Dow Jones-UBS Commodity Index Total ReturnSM are rebalanced annually; however, the weightings fluctuate between rebalancings due to changes in market prices.

(Pie Chart)

Source: Dow Jones, UBS Securities LLC

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - DJP

PRODUCT PAGES - GSP

http://ipathetn.com/GSP-overview.jsp

[Header]

iPath® S&P GSCI™ Total Return Index ETN

The iPath® S&P GSCI™ Total Return Index ETN is linked to the S&P GSCI™ Total Return Index and provides you with exposure to the returns potentially available through an unleveraged investment in the contracts comprising the S&P GSCI™ plus the Treasury Bill rate of interest that could be earned on funds committed to the trading of the underlying contracts.

[Tabs]

Overview | Index Components | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print this Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/gsp-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/gsp-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/gsp-overview.jsp#indicative_returns}

Jump To: Profile | Correlations | Returns | Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/GSP-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	GSP	Bloomberg Index Ticker	GSCITR
Intraday Indicative Value Ticker	GSP.IV	CUSIP	06738C794
Bloomberg ETN Keystroke	GSP<EQUITY><GO>	Inception Date	06/06/2006
		Maturity Date	06/12/2036

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending 03/09.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link {http://ipathetn.com/GSP-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

S&P GSCI™ Total Return Index	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Crude Oil Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Index Components Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® S&P GSCI™ Total Return Index ETN

The iPath® S&P GSCI™ Total Return Index ETN is linked to the S&P GSCI™ Total Return Index and provides you with exposure to the returns potentially available through an unleveraged investment in the contracts comprising the S&P GSCI™ plus the Treasury Bill rate of interest that could be earned on funds committed to the trading of the underlying contracts.

iPath® S&P GSCI Total Return Index ETN—Components (as of xx/xx/xxxx)
Commodity>	Ticker>	Ref. Price Dollar Weight >	Trading Facility >	Sector>
xxxxx	xxxxx	xxxxx	xxxxx	xxxxx
xxxxx	xxxxx	xxxxx	xxxxx	xxxxx

Source: S&P Goldman Sachs. NYM-NYMEX Division New York Mercantile Exchange, PE-International Petroleum Exchange, CBT-Chicago Board of Trade, CME-Chicago Mercantile Exchange, LME-London Mercantile Exchange, CMX-COMEX Division-New York Mercantile Exchange, NYC-New York Cotton Exchange (Division of NYBOT), KBT-Kansas City Board of Trade, CSC-Coffee, Sugar and Cocoa Exchange.

S&P GSCI™, S&P GSCI™ Index, S&P GSCI™ Total Return Index, S&P GSCI™ Crude Oil Total Return Index and S&P GSCI™ Commodity Index are trademarks or service marks of Standard & Poor’s and have been licensed for use by Barclays Bank PLC in connection with the Securities. The Securities are not sponsored or endorsed by Standard & Poor’s or any of its affiliates. The Securities are not sold by Goldman, Sachs & Co. or any of its affiliates, other than in its capacity as a dealer of the Securities. Neither Standard & Poor’s nor Goldman, Sachs & Co. nor any its affiliates makes any representation or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities particularly or the ability of the S&P GSCI™ or any of its sub-indexes to track general commodity market performance.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® S&P GSCI™ Total Return Index ETN

The iPath® S&P GSCI™ Total Return Index ETN is linked to the S&P GSCI™ Total Return Index and provides you with exposure to the returns potentially available through an unleveraged investment in the contracts comprising the S&P GSCI™ plus the Treasury Bill rate of interest that could be earned on funds committed to the trading of the underlying contracts.

(Pie Chart)

S&P GSCI™, S&P GSCI™ Index, S&P GSCI™ Total Return Index, S&P GSCI™ Crude Oil Total Return Index and S&P GSCI™ Commodity Index are trademarks or service marks of Standard & Poor’s and have been licensed for use by Barclays Bank PLC in connection with the Securities. The Securities are not sponsored or endorsed by Standard & Poor’s or any of its affiliates. The Securities are not sold by Goldman, Sachs & Co. or any of its affiliates, other than in its capacity as a dealer of the Securities. Neither Standard & Poor’s nor Goldman, Sachs & Co. nor any its affiliates makes any representation or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities particularly or the ability of the S&P GSCI™ or any of its sub-indexes to track general commodity market performance.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - GSP

PRODUCT PAGES - JJE

-Commodities -Sector-

http://ipathetn.com/JJE-overview.jsp

[Header]

iPath® Dow Jones-UBS Energy Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Energy Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of four energy-related commodities contracts (crude oil, heating oil, natural gas and unleaded gasoline) traded on U.S. exchanges.

[Tabs]
Overview | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print This Page
[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf }

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jje-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/jje-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/jje-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	JJE	Bloomberg Index Ticker	DJUBENTR
Intraday Indicative Value Ticker	JJE.IV	CUSIP	06739H750
Bloomberg ETN Keystroke	JJE<EQUITY><GO>	Inception Date	10/23/2007
		Maturity Date	10/22/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending 03/09.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link {http://ipathetn.com/GSP-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)
Dow Jones-UBS Energy Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P GSCI™ Energy Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones-UBS Energy Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Energy Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of four energy-related commodities contracts (crude oil, heating oil, natural gas and unleaded gasoline) traded on U.S. exchanges.

(Pie Chart)

Source: Dow Jones, UBS Securities LLC

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJE

PRODUCT PAGES - JJA

-Commodities -Sector-

http://ipathetn.com/JJA-overview.jsp

[Header]

iPath® Dow Jones-UBS Agriculture Subindex Total ReturnSM ETN

The Dow Jones-UBS Agriculture Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of seven futures contracts on agricultural commodities traded on U.S. exchanges.

[Tabs]

Overview | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print This Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jja-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/jja-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx

Shares Outstanding	xx,xxx,xxx
Market Capitalization*	xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/JJA- overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%[1]
Ticker	JJA	Bloomberg Index Ticker	DJUBAGTR
Intraday Indicative Value Ticker	JJA.IV	CUSIP	06739H206
Bloomberg ETN Keystroke	JJA<EQUITY><GO>	Inception Date	10/23/2007
		Maturity Date	10/22/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.

Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/JJA-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Agriculture Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P GSCI™ Agriculture Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones-UBS Agriculture Subindex Total Return SM ETN

[Body]

The Dow Jones-UBS Agriculture Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of seven futures contracts on agricultural commodities traded on U.S. exchanges.

(Pie Chart)

Source: Dow Jones, UBS Securities LLC

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJA

PRODUCT PAGES - JJG

-Commodities -Sector-

http://ipathetn.com/JJG-overview.jsp

[Header]

iPath® Dow Jones-UBS Grains Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Grains Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of three futures contracts on grains traded on U.S. exchanges.

[Tabs]

Overview | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print This Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jjg-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/jjg-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/JJG-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	JJG	Bloomberg Index Ticker	DJUBGRTR
Intraday Indicative Value Ticker	JJG.IV	CUSIP	06739H305
Bloomberg ETN Keystroke	JJG<EQUITY><GO>	Inception Date	10/23/2007
		Maturity Date	10/22/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/JJG-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Grains Subindex Total ReturnSM	X.XX
Dow Jones-UBS Agriculture Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P GSCI™ Agriculture Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/04-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones-UBS Grains Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Grains Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of three futures contracts on grains traded on U.S. exchanges.

(Pie Chart)

Source: Dow Jones, UBS Securities LLC

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJG

PRODUCT PAGES - JJS

-Commodities -Sector-

http://ipathetn.com/JJS-overview.jsp

[Header]

iPath® Dow Jones-UBS Softs Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Softs Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Softs Subindex Total ReturnSM is a multiple-commodity sub-index consisting of the contracts included in the Dow Jones-UBS Commodity Index Total ReturnSM related to soft products. Contracts for three commodities are currently included in the Dow Jones-UBS Softs Subindex Total Return SM: coffee, cotton and sugar.

[Tabs]

Overview | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print This Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jjs-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/jjs-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/JJS-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹

Ticker	JJS	Bloomberg Index Ticker	DJUBSOTR
Intraday Indicative Value Ticker	JJS.IV	CUSIP	06739H230
Bloomberg ETN Keystroke	JJS<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/JJS-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Softs Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

[1]

The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

[2]

The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones-UBS Softs Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Softs Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Softs Subindex Total ReturnSM is a multiple-commodity sub-index consisting of the contracts included in the Dow Jones-UBS Commodity Index Total ReturnSM related to soft products. Contracts for three commodities are currently included in the Dow Jones-UBS Softs Subindex Total Return SM: coffee, cotton and sugar.

(Pie Chart)

Source: Dow Jones, UBS Securities LLC

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJS

PRODUCT PAGES – JJM

-Commodities -Sector-

http://ipathetn.com/JJM-overview.jsp

[Header]

iPath® Dow Jones-UBS Industrial Metals Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Industrial Metals Subindex Total ReturnSM Index is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of four futures contracts on industrial metals, three of which (aluminum, nickel and zinc) are traded on the London Metal Exchange and the other of which (copper) is traded on the COMEX division of the New York Mercantile Exchange.

[Tabs]

Overview | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print This Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jjm-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/jjm-overview.jsp#indicative_returns}

Jump to: Profile | Correlations | Returns | Terms

Product Data (as of xx/xx/xxxx)
Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†       Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/JJM-overview.jsp#indicative_value})

*       Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)
Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile
Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	JJM	Bloomberg Index Ticker	DJUBINTR

Intraday Indicative Value Ticker	JJM.IV	CUSIP	06738G407
Bloomberg ETN Keystroke	JJM<EQUITY><GO>	Inception Date	10/23/2007
		Maturity Date	10/22/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/JJM-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Industrial Metals Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P GSCI™ Industrial Metals Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹

The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones- UBS Industrial Metals Subindex Total ReturnSM ETN

[Body]

The Dow Jones- UBS Industrial Metals Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of four futures contracts on industrial metals, three of which (aluminum, nickel and zinc) are traded on the London Metal Exchange and the other of which (copper) is traded on the COMEX division of the New York Mercantile Exchange.

(Pie Chart)

Source: Dow Jones, UBS Securities LLC

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJM

PRODUCT PAGES - JJP

-Commodities -Sector-

http://ipathetn.com/JJP-overview.jsp

[Header]

iPath® Dow Jones-UBS Precious Metals Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Precious Metals Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Precious Metals Subindex Total ReturnSM is a multiple-commodity sub-index consisting of the contracts included in the Dow Jones-UBS Commodity Index Total ReturnSM related to precious metals. Contracts for two commodities are currently included in the Dow Jones-UBS Precious Metals Subindex Total ReturnSM: gold and silver.

[Tabs]

Overview | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print This Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jjp-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/jjp-overview.jsp#indicative_returns}

Jump to: Profile | Correlations | Returns | Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/JJP-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹

Ticker	JJP	Bloomberg Index Ticker	DJUBPRTR
Intraday Indicative Value Ticker	JJP.IV	CUSIP	06739H248
Bloomberg ETN Keystroke	JJP<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link {http://ipathetn.com/JJP-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Precious Metals Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹

The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones-UBS Precious Metals Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Precious Metals Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Precious Metals Subindex Total ReturnSM is a multiple-commodity sub-index consisting of the contracts included in the Dow Jones-UBS Commodity Index Total ReturnSM related to precious metals. Contracts for two commodities are currently included in the Dow Jones-UBS Precious Metals Subindex Total ReturnSM: gold and silver.

(Pie Chart)

Source: Dow Jones, UBS Securities LLC

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJP

PRODUCT PAGES - COW

-Commodities -Sector-

http://ipathetn.com/COW-overview.jsp

[Header]

iPath® Dow Jones-UBS Livestock Subindex Total Return SM ETN

[Body]

The Dow Jones-UBS Livestock Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The index is currently composed of two livestock commodities contracts (lean hogs and live cattle) traded on U.S. exchanges.

[Tabs]

Overview | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print This Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/cow-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/cow-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/COW-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	COW	Bloomberg Index Ticker	DJUBLITR
Intraday Indicative Value Ticker	COW.IV	CUSIP	06739H743
Bloomberg ETN Keystroke	COW<EQUITY><GO>	Inception Date	10/23/2007
		Maturity Date	10/22/2037

Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/COW-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)
Dow Jones-UBS Livestock Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P GSCI™ Agriculture Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

[2]

The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Dow Jones-UBS Livestock Subindex Total Return SM ETN

[Body]

The Dow Jones-UBS Livestock Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The index is currently composed of two livestock commodities contracts (lean hogs and live cattle) traded on U.S. exchanges.

(Pie Chart)

Source: Dow Jones, UBS Securities LLC

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - COW

PRODUCT PAGES - GAZ

-Commodities-Single Commodities-

http://www.ipathetn.com/GAZ-overview.jsp

[Header]

iPath® Dow Jones-UBS Natural Gas Subindex Total Return SM ETN

[Body]

The Dow Jones-UBS Natural Gas Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The index includes the contract in the Dow Jones-UBS Commodity Index Total ReturnSM that relates to a single commodity, natural gas (currently the Henry Hub Natural Gas futures contract traded on the NYMEX).

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/gaz-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/gaz-overview.jsp#indicative_returns}

Jump to: Profile | Correlations | Returns | Terms

Product Data (as of xx/xx/xxxx)
Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/GAZ-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)
Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile
Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	GAZ	Bloomberg Index Ticker	DJUBNGTR
Intraday Indicative Value Ticker	GAZ.IV	CUSIP	06739H644
Bloomberg ETN Keystroke	GAZ<EQUITY><GO>	Inception Date	10/23/2007
		Maturity Date	10/22/2037

Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/GAZ-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)
Dow Jones-UBS Natural Gas Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P GSCI™ Energy Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - GAZ

PRODUCT PAGES - OIL

-Commodities-Single Commodities-

http://www.ipathetn.com/OIL-overview.jsp

[Header]

iPath® S&P GSCI™ Crude Oil Total Return Index ETN

[Body]

The iPath® S&P GSCI™ Crude Oil Total Return Index ETN is a sub-index of the S&P GSCI™ Commodity Index. The S&P GSCI™ Crude Oil Total Return Index reflects the returns that are potentially available through an unleveraged investment in the West Texas Intermediate (WTI) crude oil futures contract plus the Treasury Bill rate of interest that could be earned on funds committed to the trading of the underlying contracts.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/oil-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/oil-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/oil-overview.jsp#indicative_returns}

Jump to: Profile | Correlations | Returns | Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/OIL-overview.jsp#indicative_value})

*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	OIL	Bloomberg Index Ticker	GSCLTR
Intraday Indicative Value Ticker	OIL.IV	CUSIP	06738C786
Bloomberg ETN Keystroke	OIL<EQUITY><GO>	Inception Date	08/15/2006
		Maturity Date	08/14/2036

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/OIL-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

S&P GSCI™ Crude Oil Total Return Index	X.XX
S&P GSCI™ Total Return Index	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
Dow Jones U.S. Oil & Gas Index	X.XX
S&P North American Natural Resources Sector Index™	X.XX
S&P Global Energy Sector Index	X.XX

*       Shows correlations to S&P GSCI™ Crude Oil Total Return Index from xx/xx-xx/xx based on monthly returns.

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - OIL

PRODUCT PAGES - NIB

-Commodities-Single Commodities-

http://www.ipathetn.com/NIB-overview.jsp

[Header]

iPath® Dow Jones-UBS Cocoa Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Cocoa Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Cocoa Subindex Total ReturnSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of cocoa, which is included in the Dow Jones-UBS Commodity Index Total ReturnSM.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/nib-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/nib-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/NIB-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	NIB	Bloomberg Index Ticker	DJUBCCTR
Intraday Indicative Value Ticker	NIB.IV	CUSIP	06739H313
Bloomberg ETN Keystroke	NIB<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/NIB-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Cocoa Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - NIB

PRODUCT PAGES - JO

-Commodities-Single Commodities-

http://www.ipathetn.com/JO-overview.jsp

[Header]

iPath® Dow Jones-UBS Coffee Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Coffee Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Coffee Subindex Total ReturnSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of coffee, which is included in the Dow Jones-UBS Commodity Index Total ReturnSM.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jo-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/JO-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/JO-overview.jsp#indicative_value})

*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	JO	Bloomberg Index Ticker	DJUBKCTR
Intraday Indicative Value Ticker	JO.IV	CUSIP	06739H297
Bloomberg ETN Keystroke	JO<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/JO-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Coffee Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JO

PRODUCT PAGES - BAL

-Commodities-Single Commodities-

http://www.ipathetn.com/BAL-overview.jsp

[Header]

iPath® Dow Jones-UBS Cotton Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Cotton Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Cotton Subindex Total ReturnSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of cotton, which is included in the Dow Jones-UBS Commodity Index Total ReturnSM.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/bal-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/BAL-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†       Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/BAL-overview.jsp#indicative_value})

*       Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	BAL	Bloomberg Index Ticker	DJUBCTTR
Intraday Indicative Value Ticker	BAL.IV	CUSIP	06739H271
Bloomberg ETN Keystroke	BAL<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/BAL-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Cotton Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - BAL

PRODUCT PAGES - SGG

-Commodities-Single Commodities-

http://www.ipathetn.com/SGG-overview.jsp

[Header]

iPath® Dow Jones-UBS Sugar Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Sugar Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Sugar Subindex Total ReturnSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of sugar, which is included in the Dow Jones-UBS Commodity Index Total ReturnSM.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/sgg-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/SGG-overview.jsp#indicative_returns}

Jump to: Profile | Correlations | Returns | Terms

Product Data (as of xx/xx/xxxx)
Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†       Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/SGG-overview.jsp#indicative_value})

*       Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)
Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile
Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	SGG	Bloomberg Index Ticker	DJUBSBTR
Intraday Indicative Value Ticker	SGG.IV	CUSIP	06739H214
Bloomberg ETN Keystroke	SGG<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/SGG-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)
Dow Jones-UBS Sugar Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
[2]

The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - SGG

PRODUCT PAGES - JJU

-Commodities-Single Commodities-

http://www.ipathetn.com/JJU-overview.jsp

[Header]

iPath® Dow Jones-UBS Aluminum Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Aluminum Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Aluminum Subindex Total ReturnSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of aluminum, which is included in the Dow Jones-UBS Commodity Index Total ReturnSM.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jju-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/JJU-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)
Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†

Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/JJU-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	JJU	Bloomberg Index Ticker	DJUBALTR
Intraday Indicative Value Ticker	JJU.IV	CUSIP	06739H3214
Bloomberg ETN Keystroke	JJU<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/JJU-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Aluminum Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCITM Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJU

PRODUCT PAGES - JJC

-Commodities-Single Commodities-

http://www.ipathetn.com/JJC-overview.jsp

[Header]

iPath® Dow Jones-UBS Copper Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Copper Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The index includes the contract in the Dow Jones-UBS Commodity Index Total ReturnSM that relates to a single commodity, copper (currently the Copper High Grade futures contract traded on the COMEX).

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jjc-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/JJC-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/JJC-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	JJC	Bloomberg Index Ticker	DJUBHGTR
Intraday Indicative Value Ticker	JJC.IV	CUSIP	06739F101
Bloomberg ETN Keystroke	JJC<EQUITY><GO>	Inception Date	10/23/2007
		Maturity Date	10/22/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/JJC-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Copper Subindex Total ReturnSM	X.XX
Dow Jones-UBS Industrial Metals Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCITM Total Return Index	X.XX
S&P GSCITM Industrial Metals Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (03/94-xx/xx) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the

Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJC

PRODUCT PAGES - LD

-Commodities-Single Commodities-

http://www.ipathetn.com/LD-overview.jsp

[Header]

iPath® Dow Jones-UBS Lead Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Lead Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Lead Subindex Total ReturnSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of lead, which is included in the Dow Jones-UBS Commodity Index Total ReturnSM.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/ld-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/LD-overview.jsp#indicative_returns}

Jump to: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†       Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/LD-overview.jsp#indicative_value})

*       Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	LD	Bloomberg Index Ticker	DJUBPBTR
Intraday Indicative Value Ticker	LD.IV	CUSIP	06739H263
Bloomberg ETN Keystroke	LD<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/LD-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Lead Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |   TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - LD

PRODUCT PAGES - JJN

-Commodities-Single Commodities-

http://www.ipathetn.com/JJN-overview.jsp

[Header]

iPath® Dow Jones-UBS Nickel Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Nickel Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The index includes the contract in the Dow Jones-UBS Commodity Index Total ReturnSM that relates to a single commodity—nickel (currently the Primary Nickel futures contract traded on the London Metal Exchange).

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jjn-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/JJN-overview.jsp#indicative_returns}

Jump to: Profile | Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†       Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/LD-overview.jsp#indicative_value})

*       Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	JJN	Bloomberg Index Ticker	DJUBNITR
Intraday Indicative Value Ticker	JJN.IV	CUSIP	06739F119
Bloomberg ETN Keystroke	JJN<EQUITY><GO>	Inception Date	10/23/2007
		Maturity Date	10/22/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/JJN-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Nickel Subindex Total ReturnSM	X.XX
Dow Jones-UBS Industrial Metals Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P GSCI™ Industrial Metals Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |   TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJN

PRODUCT PAGES - JJT

-Commodities-Single Commodities-

http://www.ipathetn.com/JJT-overview.jsp

[Header]

iPath® Dow Jones-UBS Tin Subindex Total ReturnSM ETN

[Body]

The Dow Jones-UBS Tin Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Tin Subindex Total ReturnSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of tin, which is included in the Dow Jones-UBS Commodity Index Total ReturnSM.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jjt-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/JJT-overview.jsp#indicative_returns}

Jump to:  Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)
Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†       Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/LD-overview.jsp#indicative_value})

*       Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)
Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile
Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	JJT	Bloomberg Index Ticker	DJUBSNTR
Intraday Indicative Value Ticker	JJT.IV	CUSIP	06739H198
Bloomberg ETN Keystroke	JJT<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/JJT-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)
Dow Jones-UBS Tin Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JJT

PRODUCT PAGES - PGM

-Commodities-Single Commodities-

http://www.ipathetn.com/PGM-overview.jsp

[Header]

iPath® Dow Jones-UBS Platinum Subindex Total Return SM ETN

[Body]

The Dow Jones-UBS Platinum Subindex Total ReturnSM is a sub-index of the Dow Jones-UBS Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones-UBS Platinum Subindex Total ReturnSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of platinum, which is included in the Dow Jones-UBS Commodity Index Total ReturnSM.

[Tab] Overview	(Excel icon) IV/Index History (Printer icon) Print This Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/DJ-UBS-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/pgm-info-sheet.pdf}

(pdf icon) Basics of Commodities {http://ipathetn.com/pdf/commodities_basics.pdf}

(pdf icon) Using Commodities to Diversify {http://ipathetn.com/pdf/diversify.pdf}

(pdf icon) Periodic Returns Table {http://ipathetn.com/pdf/commodities-periodic-returns-table.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/PGM-overview.jsp#indicative_returns}

Jump to:  Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)
Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†       Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/LD-overview.jsp#indicative_value})

*       Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)
Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile
Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	PGM	Bloomberg Index Ticker	DJUBPLTR
Intraday Indicative Value Ticker	PGM.IV	CUSIP	06739H255
Bloomberg ETN Keystroke	PGM<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/PGM-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Dow Jones-UBS Platinum Subindex Total ReturnSM	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P GSCI™ Total Return Index	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: Dow Jones, AIG-FP, UBS Securities LLC, MSCI, Inc., Barclays Capital, S&P, BGI (06/94-06/09) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - PGM

PRODUCT PAGES - ERO

-Currencies-

http://ipathetn.com/ERO-overview.jsp

[Header]

iPath® EUR/USD Exchange Rate ETN

[Body]

The EUR/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the euro and the U.S. dollar. When the euro appreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the Securities) increases; when the euro depreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the Securities) decreases. The EUR/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one euro in the interbank market for settlement in two days. Effective December 18, 2008 the EUR/USD exchange rate will be the rate reported each day on Bloomberg screen EURUSD WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

[Tabs]

Overview | Index Components	(Excel icon) IV/Index History (Printer icon) Print this Page
[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/ero-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/ero-info-sheet.pdf}

(pdf icon) Basics of Currencies {http://ipathetn.com/pdf/Currency_Basics.pdf}

(pdf icon) Press Release: IRS Ruling {http://ipathetn.com/pdf/currency-irs-press-release.pdf}

(pdf icon) IRS Ruling FAQs {http://ipathetn.com/pdf/currency-irs-faqs.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/ERO-overview.jsp#indicative_returns}

Jump To: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/ERO-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.40%¹
Ticker	ERO	Bloomberg Index Ticker	EURUSD WMCO
Intraday Indicative Value Ticker	ERO.IV	CUSIP	06739F184
Bloomberg ETN Keystroke	EURUSD WMCO Curncy<GO>	Inception Date	05/08/2007
Deposit Rate	EONIA-25 bps²	Maturity Date	05/14/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending 03/09.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/ERO-overview.jsp#market_returns}

Index Factor Performance³ (As of xx/xx/xxxx)

Chart

Source: BGI, Reuters 01/99-12/17/08, Bloomberg 12/18/08-current (based on daily returns).

The EUR/USD exchange rate is a foreign-exchange spot rate that measures the relative values of two currencies, the euro and the U.S. dollar. When the euro appreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the Securities) increases; when the euro depreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the Securities) decreases. The EUR/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one euro in the interbank market for settlement in two days. Effective December 18, 2008 the EUR/USD exchange rate will be the rate reported each day on Bloomberg screen EURUSD WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

Correlations (as of xx/xx/xxxx)

EUR/USD Exchange Rate	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
S&P GSCI™ Total Return Index	X.XX

Sources: MSCI, Inc., S&P, Barclays Capital, BGI. Based on monthly returns, calculated for time period of 03/04-xx/xx.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

[1]

The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the currency component on that day times the accumulation component on that day.

The accumulation component will be calculated on a daily basis in the following manner: The accumulation component on the inception date will equal one. On each subsequent business day until maturity or early redemption, the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction. The daycount fraction on any business day will be the number of calendar days that have elapsed since the immediately preceding business day divided by 365.

[2]

For the iPath® EUR/USD Exchange Rate ETN, the deposit rate on any given day will be equal to the European Overnight Index Average, as reported on Reuters page EONIA or any successor page on the immediately preceding business day (the “EONIA”), minus 0.25%. The deposit rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of Euros.

The deposit rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of Euros.

[3]

Past performance does not guarantee future results. Index Factor performance is for illustrative purposes only and does not represent actual iPath ETNs performance. Index Factor performance returns do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index. The EUR/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one euro in the interbank market for settlement in two days. Effective December 18, 2008 the EUR/USD exchange rate will be the rate reported each day on Bloomberg screen EURUSD WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

[4]

The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Index Components Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® EUR/USD Exchange Rate ETN

[Body]

The EUR/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the euro and the U.S. dollar. When the euro appreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the Securities) increases; when the euro depreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the Securities) decreases. The EUR/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one euro in the interbank market for settlement in two days. Effective December 18, 2008 the EUR/USD exchange rate will be the rate reported each day on Bloomberg screen EURUSD WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

iPath® EUR/USD Exchange Rate ETN - COMPONENTS

Commodity>	Ticker>	Trading Facility >	Sector>
xxxxx	xxxxx	xxxxx	xxxxx
xxxxx	xxxxx	xxxxx	xxxxx

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - ERO

PRODUCT PAGES - GBB

-Currencies-

http://ipathetn.com/GBB-overview.jsp

[Header]

iPath® GBP/USD Exchange Rate ETN

[Body]

The GBP/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the British pound and the U.S. dollar. When the British pound appreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the Securities) increases; when the British pound depreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the Securities) decreases. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Effective December 18, 2008 the GBP/USD exchange rate will be the rate reported each day on Bloomberg screen GBPUSD WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

[Tabs]

Overview | Index Components	(Excel icon) IV/Index History (Printer icon) Print this Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/gbb-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/gbb-info-sheet.pdf}

(pdf icon) Basics of Currencies {http://ipathetn.com/pdf/Currency_Basics.pdf}

(pdf icon) Press Release: IRS Ruling {http://ipathetn.com/pdf/currency-irs-press-release.pdf}

(pdf icon) IRS Ruling FAQs {http://ipathetn.com/pdf/currency-irs-faqs.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/GBB-overview.jsp#indicative_returns

Jump To: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†       Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/GBB-overview.jsp#indicative_value})

*       Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.40%¹
Ticker	GBB	Bloomberg Index Ticker	GBPUSD WMCO
Intraday Indicative Value Ticker	GBB.IV	CUSIP	06739F176
Bloomberg ETN Keystroke	GBPUSD WMCO Curncy<GO>	Inception Date	05/08/2007
Deposit Rate	SONIA-25 bps²	Maturity Date	05/14/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/GBB-overview.jsp#market_returns}

Index Factor Performance³ (As of xx/xx/xxxx)

Chart

Source: BGI, Reuters 01/99-12/17/08, Bloomberg 12/18/08-current (based on daily returns).

Past performance does not guarantee future results. Index factor performance is for illustrative purposes only and does not represent actual iPath ETNs performance. Index factor performance does not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index. For current Index and iPath ETNs performance, go to www.iPathETN.com.

The GBP/USD exchange rate is a foreign-exchange spot rate that measures the relative values of two currencies, the British pound and the U.S. dollar. When the British pound appreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the Securities) increases; when the British pound depreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the Securities) decreases. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Effective December 18, 2008 the GBP/USD exchange rate will be the rate reported each day on Bloomberg screen GBPUSD WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

Correlations (as of xx/xx/xxxx)

GBP/USD Exchange Rate	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
S&P GSCI™ Total Return Index	X.XX
Sources: MSCI, Inc., S&P, Barclays Capital, BGI. Based on monthly returns, calculated for time period of 03/04-xx/xx.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

[1]

The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the currency component on that day times the accumulation component on that day.

The accumulation component will be calculated on a daily basis in the following manner: The accumulation component on the inception date will equal one. On each subsequent business day until maturity or early redemption, the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction. The daycount fraction on any business day will be the number of calendar days that have elapsed since the immediately preceding business day divided by 365.

[2]

For the iPath® GBP/USD Exchange Rate ETN, the deposit rate on any given day will be equal to the Sterling Overnight Index Average, as reported on Reuters page SONIA or any successor page on the immediately preceding business day (the “SONIA”), minus 0.25%. The deposit rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of British pounds.

The deposit rate earned on the Principal amount of the Security is equal to the Sterling Overnight Index Average, as reported on Reuters page SONIA, minus 25 bps, the latter which represents the difference between the bid and offered rates on deposits.

[3]

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual iPath ETNs performance. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Effective December 18, 2008 the GBP/USD exchange rate will be the rate reported each day on Bloomberg screen GBPUSD WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

[4]

The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Index Components Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® GBP/USD Exchange Rate ETN

[Body]

The GBP/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the British pound and the U.S. dollar. When the British pound appreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the Securities) increases; when the British pound depreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the Securities) decreases. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Effective December 18, 2008 the GBP/USD exchange rate will be the rate reported each day on Bloomberg screen GBPUSD WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

iPath® GBP/USD Exchange Rate ETN - COMPONENTS

Commodity>	Ticker>	Trading Facility >	Sector>
xxxxx	xxxxx	xxxxx	xxxxx
xxxxx	xxxxx	xxxxx	xxxxx

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - GBB

PRODUCT PAGES - JYN

-Currencies-

http://ipathetn.com/JYN-overview.jsp

[Header]

iPath® JPY/USD Exchange Rate ETN

[Body]

The U.S. dollar/Japanese yen exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the Japanese yen and the U.S. dollar. When the Japanese yen appreciates relative to the U.S. dollar, the U.S. dollar/Japanese yen exchange rate decreases, the JPY/USD exchange rate increases and the value of the Securities increases; when the Japanese yen depreciates relative to the U.S. dollar, the U.S. dollar/Japanese yen exchange rate increases, the JPY/USD exchange rate decreases and the value of the Securities decreases. The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Effective December 18, 2008 the U.S. dollar/Japanese yen exchange rate will be the rate reported each day on Bloomberg screen USDJPY WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

[Tabs]

Overview | Index Components	(Excel icon) IV/Index History (Printer icon) Print this Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/jpy-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/jpy-info-sheet.pdf}

(pdf icon) Basics of Currencies {http://ipathetn.com/pdf/Currency_Basics.pdf}

(pdf icon) Press Release: IRS Ruling {http://ipathetn.com/pdf/currency-irs-press-release.pdf}

(pdf icon) IRS Ruling FAQs {http://ipathetn.com/pdf/currency-irs-faqs.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/JPY-overview.jsp#indicative_returns

Jump To: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/JPY-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.40%¹
Ticker	JYN	Bloomberg Index Ticker	USDJPY WMCO
Intraday Indicative Value Ticker	JYN.IV	CUSIP	06739G851
Bloomberg ETN Keystroke	USDJPY WMCO Curncy<GO>	Inception Date	05/08/2007
Deposit Rate	Mutan-25 bps²	Maturity Date	05/14/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/JPY-overview.jsp#market_returns}

Index Factor Performance³ (As of xx/xx/xxxx)

Chart

Source: Reuters 01/99-12/17/08, Bloomberg 12/18/08-current (based on daily returns).

Past performance does not guarantee future results. Index factor performance is for illustrative purposes only and does not represent actual iPath ETNs performance. Index factor performance does not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index. For current Index and iPath ETNs performance, go to www.iPathETN.com.

The Japanese yen/U.S. dollar exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the Japanese yen and the U.S. dollar. When the Japanese yen appreciates relative to the U.S. dollar, the Japanese yen/U.S. dollar exchange rate decreases, the JPY/USD exchange rate increases and the value of the Securities increases; when the Japanese yen depreciates relative to the U.S. dollar, the Japanese yen/U.S. dollar exchange rate increases, the JPY/USD exchange rate decreases and the value of the Securities decreases. The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Effective December 18, 2008 the U.S. dollar/Japanese yen exchange rate will be the rate reported each day on Bloomberg screen USDJPY WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

Correlations (as of xx/xx/xxxx)

EUR/USD Exchange Rat	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
S&P GSCI™ Total Return Index	X.XX
Sources: MSCI, Inc., S&P, Barclays Capital, BGI. Based on monthly returns, calculated for time period of 03/04-xx/xx.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

[1]

The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the currency component on that day times the accumulation component on that day.

The accumulation component will be calculated on a daily basis in the following manner: The accumulation component on the inception date will equal one. On each subsequent business day until maturity or early redemption, the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction. The daycount fraction on any business day will be the number of calendar days that have elapsed since the immediately preceding business day divided by 365.

[2]

For the iPath® JPY/USD Exchange Rate ETN, the deposit rate on any given day will be equal to the Bank of Japan’s uncollateralized overnight call rate, as reported on Reuters page TONAT or any successor page on the immediately preceding business day (the “Mutan rate”), minus 0.25%. The deposit rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of Japanese yen.

The deposit rate earned on the Principal amount of the Security is equal to the Bank of Japan’s uncollateralized overnight call rate minus 25 bps, the latter which represents the difference between the bid and offered rates on deposits.

[3]

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual iPath ETNs performance. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index. The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Effective December 18, 2008 the U.S. dollar/Japanese yen exchange rate will be the rate reported each day on Bloomberg screen USDJPY WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

[4]

The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Index Components Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® JPY/USD Exchange Rate ETN

[Body]

The U.S. dollar/Japanese yen exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the Japanese yen and the U.S. dollar. When the Japanese yen appreciates relative to the U.S. dollar, the U.S. dollar/Japanese yen exchange rate decreases, the JPY/USD exchange rate increases and the value of the Securities increases; when the Japanese yen depreciates relative to the U.S. dollar, the U.S. dollar/Japanese yen exchange rate increases, the JPY/USD exchange rate decreases and the value of the Securities decreases. The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Effective December 18, 2008 the U.S. dollar/Japanese yen exchange rate will be the rate reported each day on Bloomberg screen USDJPY WMCO Curncy <GO> at approximately 4:00 p.m., London time, or any successor page.

iPath® JPY/USD Exchange Rate ETN - COMPONENTS

Commodity>	Ticker>	Trading Facility >	Sector>
xxxxx	xxxxx	xxxxx	xxxxx
xxxxx	xxxxx	xxxxx	xxxxx

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - JYN

PRODUCT PAGES - ICI

-Currencies-

http://ipathetn.com/ICI-overview.jsp

[Header]

iPath® Optimized Currency Carry ETN

[Body]

The Barclays Capital Intelligent Carry Index™ adopts an innovative strategy to enable investors to capture returns from foreign currency markets. The index is designed to reflect the total return of an “Intelligent Carry Strategy,” which, through an objective and systematic methodology, seeks to capture the returns that are potentially available from a strategy of investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies sometimes referred to as the “carry trade.” The pool of currencies to which the index may apply these strategies is commonly referred to as the “G10 currencies” and includes the U.S. dollar, the euro, the Japanese yen, the Canadian dollar, the Swiss franc, the British pound sterling, the Australian dollar, the New Zealand dollar, the Norwegian krone and the Swedish krona.

[Tabs]

Overview	(Excel icon) IV/Index History (Printer icon) Print this Page

[Overview Tab]

[Right Hand Resources Box]

Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/ici-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/ici-info-sheet.pdf}

(pdf icon) ICI Product Strategy Brief {http://ipathetn.com/pdf/ici-strategy-brief.pdf}

•	Indicative Value Information (jump link) {http://ipathetn.com/ICI-overview.jsp#indicative_returns

Jump To: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link {http://ipathetn.com/ICI-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.65%¹
Ticker	ICI	Bloomberg Index Ticker	BXIICIUS

Intraday Indicative Value Ticker	ICI.IV	CUSIP	06739H412
Bloomberg ETN Keystroke	ICI<EQUITY><GO>	Inception Date	01/31/2008
		Maturity Date	01/28/2038

Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Index returns prior to 9/25/06 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

Market Price Returns (as of xx/xx/xxxx)
	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx. Prior to 3/28, Daily Indicative Value was used as a proxy for Market Price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information. (jump link { http://ipathetn.com/ICI-overview.jsp#market_returns}

Currency Breakdown (As of xx/xx/xxxx)

Chart

Source: Barclays Capital

Cumulative Returns (Daily Returns) (As of xx/xx/xxxx)

Chart

Index returns prior to 9/25/06 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

Correlations (as of xx/xx/xxxx)

Barclays Capital Intelligent Carry Index™	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX

Sources: S&P, Barclays Capital, MSCI, Inc., Dow Jones, AIG-FP, Bloomberg, and UBS Securities LLC; (xx/xx-xx/xx, unless otherwise specified) based on monthly returns.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the

Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS|PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - ICI

PRODUCT PAGES - INP

- Emerging Markets-

http://www.ipathetn.com/INP-overview.jsp

[Header]

iPath® MSCI India IndexSM ETN

[Body]

The iPath® MSCI India IndexSM ETNs are linked to the MSCI India Total Return IndexSM (the “Index”). The Index is a free-float-adjusted market capitalization index designed to measure the market performance, including price performance and income from dividend payments, of Indian equity securities. The Index seeks to represent approximately 85% of the free-float-adjusted market capitalization of equity securities by industry group within India. As of March 31, 2009, the Index was comprised of 59 companies listed on the National Stock Exchange of India (the “NSE”).

[Tabs]

Overview | Index Components | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print this Page

[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/inp-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/inp-info-sheet.pdf}

(pdf icon) Basics of India {http://ipathetn.com/pdf/india-basics.pdf}

(pdf icon) Case For India {http://ipathetn.com/pdf/Case_for_India.pdf}

(Excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/INP-overview.jsp#indicative_returns}

Jump To: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/INP-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.89%¹
Ticker	INP	Bloomberg Index Ticker	NDEUSIA
Intraday Indicative Value Ticker	INP.IV	CUSIP	06739F291
Bloomberg ETN Keystroke	INP<EQUITY><GO>	Inception Date	12/19/2006
		Maturity Date	12/18/2036

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/INP-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

MSCI India Total Return IndexSM	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
MSCI Emerging Markets IndexSM	X.XX

Sources: MSCI, Inc., S&P, Barclays Capital, BGI. Based on monthly returns, calculated for time period of 06/04-06/09.

Investor Fee/Yearly Fee

The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

Investors may redeem at least 50,000 units of the iPath® MSCI India Index ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus. A redemption charge of 0.00125% times the daily redemption value will apply. The redemption charge is a one-time charge imposed upon early redemption and is intended to allow the issuer to recoup brokerage and other transaction costs incurred in connection with early redemption .

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level)—Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Index Components Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® MSCI India IndexSM ETN

[Body]

The iPath® MSCI India IndexSM ETNs are linked to the MSCI India Total Return IndexSM (the “Index”). The Index is a free-float-adjusted market capitalization index designed to measure the market performance, including price performance and income from dividend payments, of Indian equity securities. The Index seeks to represent approximately 85% of the free-float-adjusted market capitalization of equity securities by industry group within India. As of March 31, 2009, the Index was comprised of 59 companies listed on the National Stock Exchange of India (the “NSE”).

Top Ten Constituents>	Float Adj. Shares (%)	Sector>
xxxxx	xxxxx	xxxxx
xxxxx	xxxxx	xxxxx

Source: MSCI. Subject to change.

The MSCI indexes are the exclusive property of Morgan Stanley Capital International Inc. (“MSCI”). MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The financial securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such financial securities. The Pricing Supplement contains a more detailed description of the limited relationship MSCI has with Barclays Bank PLC and any related financial securities. No purchaser, seller, or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Sector Weightings Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® MSCI India IndexSM ETN

[Body]

The iPath® MSCI India IndexSM ETNs are linked to the MSCI India Total Return IndexSM (the “Index”). The Index is a free-float-adjusted market capitalization index designed to measure the market performance, including price performance and income from dividend payments, of Indian equity securities. The Index seeks to represent approximately 85% of the free-float-adjusted market capitalization of equity securities by industry group within India. As of March 31, 2009, the Index was comprised of 59 companies listed on the National Stock Exchange of India (the “NSE”).

(Pie Chart)

Source: S&P, MSCI Subject to change.

The MSCI indexes are the exclusive property of Morgan Stanley Capital International Inc. (“MSCI”). MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The financial securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such financial securities. The Pricing Supplement contains a more detailed description of the limited relationship MSCI has with Barclays Bank PLC and any related financial securities. No purchaser, seller, or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market, or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - INP

PRODUCT PAGES - BWV

- Strategies -

http://ipathetn.com/BWV-overview.jsp

[Header]

iPath® CBOE S&P 500 BuyWrite IndexSM ETN

[Body]

The iPath® CBOE S&P 500 BuyWrite IndexSM ETN offers investors cost-effective exposure to the CBOE S&P 500 BuyWrite IndexSM, commonly known as the BXM IndexSM (the “Index”). The Index is designed to measure the total rate of return of a hypothetical “buy-write”, or “covered call”, strategy on the S&P 500® Index. This strategy consists of a hypothetical portfolio consisting of a “long” position indexed to the S&P 500® Index (i.e. purchasing the common stocks included in the S&P 500® Index) and the sale of a succession of one-month, at– or slightly out-of-the-money S&P 500® Index call options that are listed on the Chicago Board Options Exchange (“CBOE”).

[Tabs]

Overview | Returns & Risk Analysis | Option Premiums	(Excel Icon) IV/Index History (Printer Icon) Print this page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/bwv-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/bwv-info-sheet.pdf}

•	Indicative Value Information (jump link) {http://ipathetn.com/BWV-overview.jsp#indicative_returns}

Jump To: Profile  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link {http://ipathetn.com/INP-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	BWV	Bloomberg Index Ticker	BXM
Intraday Indicative Value Ticker	BWV.IV	CUSIP	06739F135
Bloomberg ETN Keystroke	BWV<EQUITY><GO>	Inception Date	05/22/2007
		Maturity Date	05/28/2037

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
CBOE S&P 500 BuyWrite IndexSM	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: S&P, CBOE, BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/INP-overview.jsp#market_returns}

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Returns & Risk Analysis Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® CBOE S&P 500 BuyWrite IndexSM ETN

[Body]

The iPath® CBOE S&P 500 BuyWrite IndexSM ETN offers investors cost-effective exposure to the CBOE S&P 500 BuyWrite IndexSM, commonly known as the BXM IndexSM (the “Index”). The Index is designed to measure the total rate of return of a hypothetical “buy-write”, or “covered call”, strategy on the S&P 500® Index. This strategy consists of a hypothetical portfolio consisting of a “long” position indexed to the S&P 500® Index (i.e. purchasing the common stocks included in the S&P 500® Index) and the sale of a succession of one-month, at– or slightly out-of-the-money S&P 500® Index call options that are listed on the Chicago Board Options Exchange (“CBOE”).

10-Year Risk Adjusted Returns (As of xx/xx/xxxx)

	BXM	SPX
Annual Standard Deviation	xxxxx	xxxxx
Sharpe Ratio*	xxxxx	xxxxx

Sources: S&P, CBOE, BGI 03/99-xx/xx

*	The Sharpe Ratio is a measure of risk-adjusted returns. It is calculated by dividing the average return in excess of the risk-free rate by the standard deviation.

Standard Deviation: CBOE S&P 500 BuyWrite IndexSM VS S&P 500® Index (As of xx/xx/xxxx)

Chart

Sources: S&P, CBOE, BGI 04/99-xx/xx.

5-year Annualized Standard Deviations: CBOE S&P 500 BuyWrite IndexSM VS S&P 500® Index (As of xx/xx/xxxx)

Chart

Sources: S&P, CBOE, BGI 06/93-xx/xx.

Rolling 5-year Annualized Returns: CBOE S&P 500 BuyWrite IndexSM VS S&P 500® Index (As of xx/xx/xxxx)

Chart

Sources: S&P, CBOE, BGI 06/93-xx/xx.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any investor fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and “BuyWrite” and “CBOE” are trademarks of the Chicago Board Options Exchange, Incorporated (“CBOE”). These marks have been licensed for use by Barclays Bank PLC. The Securities are not sponsored, endorsed, sold or promoted by S&P or CBOE and S&P and CBOE make no representation regarding the advisability of investing in the Securities.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Option Premiums Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® CBOE S&P 500 BuyWrite IndexSM ETN

[Body]

The iPath® CBOE S&P 500 BuyWrite IndexSM ETN offers investors cost-effective exposure to the CBOE S&P 500 BuyWrite IndexSM, commonly known as the BXM IndexSM (the “Index”). The Index is designed to measure the total rate of return of a hypothetical “buy-write”, or “covered call”, strategy on the S&P 500® Index. This strategy consists of a hypothetical portfolio consisting of a “long” position indexed to the S&P 500® Index (i.e. purchasing the common stocks included in the S&P 500® Index) and the sale of a succession of one-month, at– or slightly out-of-the-money S&P 500® Index call options that are listed on the Chicago Board Options Exchange (“CBOE”).

The following is a chart of the hypothetical average call premiums earned from the deemed sale of a succession of one-month, at-the-money or slightly out-of-the-money call options on the S&P 500® Index. This monthly deemed income component combined with the monthly return on a long position in the S&P 500® Index would equal the strategy’s monthly return.

Monthly Call Premiums: CBOE S&P 500 BuyWrite IndexSM (% of S&P 500® Index in underlying value) (As of xx/xx/xxxx)

Chart

Sources: CBOE, S&P, BGI 06/88-xx/xx.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any investor fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

“Standard & Poor’s® ”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and “BuyWrite” and “CBOE” are trademarks of the Chicago Board Options Exchange, Incorporated (“CBOE”). These marks have been licensed for use by Barclays Bank PLC. The Securities are not sponsored, endorsed, sold or promoted by S&P or CBOE and S&P and CBOE make no representation regarding the advisability of investing in the Securities.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - BWV

PRODUCT PAGES - GRN

-Alternatives-

http://ipathetn.com/GRN-overview.jsp

[Header]

iPath® Global Carbon ETN

[Body]

The Barclays Capital Global Carbon Index Total Return™ (“BGCITR”) is designed to measure the performance of the most liquid carbon-related credit plans and is designed to be an industry benchmark for carbon investors. Each carbon-related credit plan included in the BGCITR is represented by the most liquid instrument available in the marketplace. The BGCITR expects to incorporate new carbon-related credit plans as they develop around the world. The BGCITR currently includes two carbon-related credit plans: European Union Emission Trading Scheme or EU ETS Phase II and Kyoto Protocol’s Clean Development Mechanism.

[Tabs]

Overview | Sector Weightings	(Excel icon) IV/Index History (Printer icon) Print this Page
[Overview Tab]

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/grn-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/grn-info-sheet.pdf}

(pdf icon) Basics of Carbon Emissions {http://ipathetn.com/pdf/GRN-basics.pdf}

(pdf icon) Barclays Capital Global Carbon Guide Index {http://ipathetn.com/pdf/GRN-index-guide.pdf}

•	Indicative Value Information (jump link) {http://ipathetn.com/GRN-overview.jsp#indicative_returns

Jump To: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link {http://ipathetn.com/GRN-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.75%¹
Ticker	GRN	Bloomberg Index Ticker	BXIIGCUT
Intraday Indicative Value Ticker	GRN.IV	CUSIP	06739H164
Bloomberg ETN Keystroke	GRN<EQUITY><GO>	Inception Date	06/24/2008
		Maturity Date	06/24/2038

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/GRN-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

Barclays Capital Global Carbon Index Total Return™	X.XX
Dow Jones-UBS Commodity Index Total ReturnSM	X.XX
S&P 500 Index	X.XX
Barclays Capital U.S. Aggregate Index	X.XX
MSCI EAFE Index	X.XX
MSCI ACWI Index	X.XX
MSCI Emerging Markets IndexSM	X.XX
Russell 2000 Index	X.XX

Sources: MSCI, Inc., Barclays Capital, Dow Jones, AIG-FP, UBS Securities LLC, S&P, Russell, BGI (06/08-06/09) based on monthly returns

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Principal Amount per Unit X (Current Index Level / Initial Index Level) - Current Investor Fee

Where:

Principal Amount per Unit = $100

Current Index Level = The most recent published level of the index underlying your iPath ETN as reported by the relevant index sponsor.

Initial Index Level = The level of the relevant index on the inception date.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to an iPath ETN, determined as described above (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Level and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is equal to the Yearly Fee times the principal amount of your Securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your Securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.
²	The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount of 50,000 units, applicable to all holders, at the time the reduction becomes effective.

[Sector Weightings Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® Global Carbon ETN

[Body]

The Barclays Capital Global Carbon Index Total Return™ (“BGCITR”) is designed to measure the performance of the most liquid carbon-related credit plans and is designed to be an industry benchmark for carbon investors. Each carbon-related credit plan included in the BGCITR is represented by the most liquid instrument available in the marketplace. The BGCITR expects to incorporate new carbon-related credit plans as they develop around the world. The BGCITR currently includes two carbon-related credit plans: European Union Emission Trading Scheme or EU ETS Phase II and Kyoto Protocol’s Clean Development Mechanism.

(Pie Chart)

Source: Barclays Capital.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - GRN

PRODUCT PAGES - VXX

-Alternatives-

http://ipathetn.com/VXX-overview.jsp

[Header]

iPath® S&P 500 VIX Short-Term Futures™ ETN

[Body]

The S&P 500 VIX Short-Term Futures™ Index TR is designed to provide access to equity market volatility through CBOE Volatility Index® (the “VIX Index”) futures. Specifically, the S&P 500 VIX Short-Term Futures™ Index TR offers exposure to a daily rolling long position in the first and second month VIX futures contracts and reflects the implied volatility of the S&P 500® Index at various points along the volatility forward curve. The index futures roll continuously throughout each month from the first month VIX futures contract into the second month VIX futures contract.

A direct investment in VIX (commonly referred to as spot VIX) is not possible. The S&P 500 VIX Short-Term Futures™ Index TR holds VIX futures contracts, which could involve roll costs and exhibit different risk and return characteristics. Investments offering volatility exposure can have various uses within a portfolio including hedging, directional, or arbitrage strategies and are typically short or medium-term in nature.

[Tabs]

Overview | Dollar Weights	(Excel icon) IV/Index History (Printer icon) Print this Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/vix-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/vxx-info-sheet.pdf}

(pdf icon) iPath Splits and Reverse Splits FAQs {http://ipathetn.com/pdf/ipath-split-FAQs.pdf}

(excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/VIX-overview.jsp#indicative_returns}

Jump To: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below. (Jump Link { http://ipathetn.com/VIX-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.89%¹
Ticker	VXX	Bloomberg Index Ticker	SPVXSTR
Intraday Indicative Value Ticker	VXX.IV	CUSIP	06740C527
Bloomberg ETN Keystroke	VXX<EQUITY><GO>	Inception Date	01/29/2009
		Maturity Date	01/30/2019

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Index returns prior to 1/22/09 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

Market Price Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
iPath Market Price Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/VXX-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

S&P 500 Index	X.XX
CBOE SPX Volatility Index	X.XX
S&P 500 VIX Short-Term Futures™ Index TR	X.XX
S&P 500 VIX Mid-Term Futures™ Index TR	X.XX

Sources: S&P, BGI (12/05-12/08) based on monthly returns.

Index returns prior to 1/22/09 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Closing Indicative Value on the immediately preceding calendar day X Current Index Factor - Current Investor Fee

Where:

Principal Amount per Unit = $100

Closing Indicative Value = The closing indicative value of the ETNs of any series as described in the prospectus.

Current Index Factor = The most recent published level of the Index as reported by the index sponsor / the closing level of the Index on the immediately preceding index business day.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to your ETNs, determined as described in the prospectus (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Factor and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹ The investor fee is the Yearly Fee times the applicable closing indicative value times the applicable daily index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to the Yearly Fee times the closing indicative value on the immediately preceding calendar day times the daily index factor on that day (or, if such day is not an index business day, one) divided by 365.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Dollar Weights Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® S&P 500 VIX Short-Term Futures™ ETN

[Body]

The S&P 500 VIX Short-Term Futures™ Index TR is designed to provide access to equity market volatility through CBOE Volatility Index® (the “VIX Index”) futures. Specifically, the S&P 500 VIX Short-Term Futures™ Index TR offers exposure to a daily rolling long position in the first and second month VIX futures contracts and reflects the implied volatility of the S&P 500® Index at various points along the volatility forward curve. The index futures roll continuously throughout each month from the first month VIX futures contract into the second month VIX futures contract.

A direct investment in VIX (commonly referred to as spot VIX) is not possible. The S&P 500 VIX Short-Term Futures™ Index TR holds VIX futures contracts, which could involve roll costs and exhibit different risk and return characteristics. Investments offering volatility exposure can have various uses within a portfolio including hedging, directional, or arbitrage strategies and are typically short or medium-term in nature.

(Pie Chart)

Source: S&P

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - VXX

PRODUCT PAGES - VXZ

- Alternatives-

http://ipathetn.com/VXZ-overview.jsp

[Header]

iPath® S&P 500 VIX Mid-Terms Futures™ ETN

[Body]

The S&P 500 VIX Mid-Term Futures™ Index TR is designed to provide access to equity market volatility through CBOE Volatility Index® (the “VIX Index”) futures. Specifically, the S&P 500 VIX Mid-Term Futures™ Index TR offers exposure to a daily rolling long position in the fourth, fifth, sixth and seventh month VIX futures contracts and reflects the implied volatility of the S&P 500® Index at various points along the volatility forward curve. The Index futures roll continuously throughout each month from the fourth month VIX futures contract into the seventh month VIX futures contract.

A direct investment in VIX (commonly referred to as spot VIX) is not possible. The S&P 500 VIX Mid-Term Futures™ Index TR holds VIX futures contracts, which could involve roll costs and exhibit different risk and return characteristics. Investments offering volatility exposure can have various uses within a portfolio including hedging, directional, or arbitrage strategies and are typically short or medium-term in nature.

[Tabs]

Overview | Dollar Weights	(Excel icon) IV/Index History (Printer icon) Print this Page

[Right Hand Resources Box] Related Links

(pdf icon) Prospectus {http://ipathetn.com/pdf/vix-prospectus.pdf}

(pdf icon) Info Sheet {http://ipathetn.com/pdf/vxz-info-sheet.pdf}

(pdf icon) iPath Splits and Reverse Splits FAQs {http://ipathetn.com/pdf/ipath-split-FAQs.pdf}

(excel icon) Index Components

•	Indicative Value Information (jump link) {http://ipathetn.com/VXZ-overview.jsp#indicative_returns}

Jump To: Profile  |  Correlations  |  Returns  |  Terms

Product Data (as of xx/xx/xxxx)

Daily Indicative Value†	$	xx.xx
Shares Outstanding		xx,xxx,xxx
Market Capitalization*		xx,xxx,xxx

†	Source: Barclays Bank PLC. The “Daily Indicative value” is historical, does not guarantee future performance, and is shown for illustrative purposes only. The issuer or an affiliate will provide the official Redemption Value to the redeeming holder in advance of any redemption. See additional information below.(Jump Link { http://ipathetn.com/VXZ-overview.jsp#indicative_value})
*	Market Capitalization = Daily Indicative Value x Shares Outstanding

Market Data (as of xx/xx/xxxx)

Closing Price	$	xx.xx		High	$	xx.xx
Net Change	$	x.xx		Low	$	xx.xx
% Change		x.xx	%	Volume		xxx,xxx
				20-Day Volume Average		xxx,xxx

Profile

Primary Exchanges	NYSE Arca	Yearly Fee	0.89%¹
Ticker	VXZ	Bloomberg Index Ticker	SPVXMTR
Intraday Indicative Value Ticker	VXZ.IV	CUSIP	06740C519
Bloomberg ETN Keystroke	VXZ<EQUITY><GO>	Inception Date	01/29/2009
		Maturity Date	01/30/2019

Returns (as of xx/xx/xxxx)

	1 mo.		3 mo.		6 mo.		YTD		1 Yr.		3 Yr.		5 Yr.		10 Yr.		Since Note Incept.
Index	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%
iPath Indicative Value Return	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%	x.xx	%

Index returns prior to 1/22/09 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

Market Price Returns (as of xx/xx/xxxx)

	1 mo.	3 mo.	6 mo.	YTD	1 Yr.	3 Yr.	5 Yr.	10 Yr.	Since Note Incept.
iPath Market Price Return	x.xx%	x.xx%	x.xx%	x.xx%	x.xx%	x.xx%	x.xx%	x.xx%	x.xx%

Source: BGI. Period ending xx/xx.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional market price information.(jump link { http://ipathetn.com/VXZ-overview.jsp#market_returns}

Correlations (as of xx/xx/xxxx)

S&P 500 Index	X.XX
CBOE SPX Volatility Index	X.XX
S&P 500 VIX Short-Term Futures™ Index TR	X.XX
S&P 500 VIX Mid-Term Futures™ Index TR	X.XX

Sources: S&P, BGI (12/05-12/08) based on monthly returns.

Index returns prior to 1/22/09 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

Index Returns

Index Returns measure returns over the relevant period using the change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index Returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return. Indexes are unmanaged and one cannot invest directly in an index.

Market Returns

Market Returns measure returns over the relevant period using the change in the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns you would receive if you traded at other times. Market Returns do not account for brokerage commissions, which will reduce actual returns.

Indicative Value Returns

The Indicative Value Returns measure the returns over the relevant period using the change in the Indicative Value expressed as a percentage from the beginning of the relevant period to the end of the relevant period and reflect the current investor fee.

Redemption Value

Subject to the notification requirements described in the prospectus, Securities may be redeemed on any redemption date during the term of the Securities. If Securities are redeemed, they will receive a daily redemption value, which is equal to the principal amount per unit times the index factor on the applicable Valuation Date less the investor fee on the applicable Valuation Date. At least 50,000 units2 of a particular iPath ETN must be redeemed at one time in order to exercise the right to redeem Securities on any Redemption Date.

A Redemption Date is the third business day following each valuation date. Valuation Date means each business day during the term of the Securities inclusive or, if such date is not a trading day, the next succeeding trading day, not to exceed five business days.

Indicative Value

An intraday “indicative value” meant to approximate the intrinsic economic value of each iPath ETN is calculated and published by Bloomberg or a successor under the respective ticker symbols listed above. Additionally, the Daily Indicative value of each iPath ETN is calculated and posted each trading day to the Indicative Values table above. In connection with iPath ETNs, the term “indicative value” refers to the value at a given time determined based on the following equation:

Indicative Value = Closing Indicative Value on the immediately preceding calendar day X Current Index Factor - Current Investor Fee

Where:

Principal Amount per Unit = $100

Closing Indicative Value = The closing indicative value of the ETNs of any series as described in the prospectus.

Current Index Factor = The most recent published level of the Index as reported by the index sponsor / the closing level of the Index on the immediately preceding index business day.

Current Investor Fee = The most recent daily calculation of the investor fee with respect to your ETNs, determined as described in the prospectus (which, during any trading day, will be the investor fee determined on the preceding calendar day).

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor do they reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying each iPath ETN may occasionally be subject to delay or postponement. Any such delays or postponements will affect the Current Index Factor and therefore the indicative value of each iPath ETN. Index levels provided by the sponsors of the indices underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying commodities markets. For this reason and others, the actual trading price of the iPath ETN may be different from their indicative value.

¹	The investor fee is the Yearly Fee times the applicable closing indicative value times the applicable daily index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to the Yearly Fee times the closing indicative value on the immediately preceding calendar day times the daily index factor on that day (or, if such day is not an index business day, one) divided by 365.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

[Dollar Weights Tab]	(Excel icon) IV/Index History (Printer icon) Print This Page

[Header]

iPath® S&P 500 VIX Mid-Terms Futures™ ETN

[Body]

The S&P 500 VIX Mid-Term Futures™ Index TR is designed to provide access to equity market volatility through CBOE Volatility Index® (the “VIX Index”) futures. Specifically, the S&P 500 VIX Mid-Term Futures™ Index TR offers exposure to a daily rolling long position in the fourth, fifth, sixth and seventh month VIX futures contracts and reflects the implied volatility of the S&P 500® Index at various points along the volatility forward curve. The Index futures roll continuously throughout each month from the fourth month VIX futures contract into the seventh month VIX futures contract.

A direct investment in VIX (commonly referred to as spot VIX) is not possible. The S&P 500 VIX Mid-Term Futures™ Index TR holds VIX futures contracts, which could involve roll costs and exhibit different risk and return characteristics. Investments offering volatility exposure can have various uses within a portfolio including hedging, directional, or arbitrage strategies and are typically short or medium-term in nature.

(Pie Chart)

Source: S&P

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRODUCT PAGES - VXZ

PRIVACY POLICY

[Header]

Privacy Policy

Effective date: May 10, 2006

INTRODUCTION

This Privacy Policy applies to information that visitors transmit to Barclays Global Investors, N.A. (“BGI”) through this iPath ETN website (the “Site”).

BGI is committed to your privacy. This Privacy Policy is designed to inform you of what information we collect from you on this Site and how we and our affiliates handle that information.

To put it simply: We will not sell non-public, personal information we collect about you on this Site to anyone. We will store the information using generally accepted encryption and data-storage technology. And we will give you the ability to opt out of our using the information to send you separate online marketing and advertising.

Please direct any questions to ipathetn@barclaysglobal.com or call 1-877-76-iPATH.

US ONLY

This Privacy Policy explains the Site’s processing and storage practices in the United States for personal information transmitted through the Site. Visitors subject to the jurisdiction of other countries must not submit information through this Site, and by doing so waive any and all liability Barclays Global Investors may have to them in connection with such information. By browsing the Site and communicating electronically with us, Site visitors acknowledge that we are processing and storing their personal information in the United States under US privacy standards.

WHAT WE COLLECT AND WHEN

Personally Identifiable Information

When you opt-in with the Site we collect your name, company address, email address, telephone number, and additional contact information. We also ask whether you are an individual or a financial professional and for related information.

When you send email through the Site, we collect your email address, as well as any additional information you include in the message.

When you’re navigating the Site we record your IP address.

We consider each of the above pieces of information to be “Personally Identifiable Information” because it is individually identifiable information about you.

Other Information Associable with You

When you answer our online surveys we collect your responses.

When you’re navigating the Site we log various information to help manage and improve our Site, services, and marketing, in general, and for you in particular. For example, we identify items such as domains and browser types to understand how our Site is used and to report these statistics in the aggregate to the vendors that manage the technology of our website.

Cookies, etc.

Like many websites, we use cookies, 1-pixel gifs (spotlight tags), JavaScript code, and other standard web technology to collect information for our own use.

A cookie is a small data file that we transfer to your computer’s hard disk for record-keeping purposes. You can instruct your browser, by editing its options, to stop accepting cookies or to prompt you before accepting a cookie and to permit you to refuse it. In most cases you can refuse a cookie and still navigate our Site, though it may disable some features. Check with the maker of your browser for more information about how to control cookies.

Cookies make it easier for you to use the site and for us to offer opt-in and opt-out opportunities, and they enable us to follow your navigation through the site and customize it to your interests. They allow us to remember your identity and preferences so we can display content appropriate for you and your interests.

These technologies also help manage our online marketing. Third parties advertisers, who host web sites where we advertise, use (and are contractually obligated to disclose their use of) 1-pixel or transparent GIF files (“spotlight” technology) on their own and other third party websites. These GIF files are provided by our ad management partner. These files enable our ad management partner to recognize a unique cookie on your web browser, which in turn enables us to learn which advertisements bring users to our website. The cookie was placed by us or by another advertiser who works with our ad management partner. Our ad management partner uses your IP address in conjunction with these technologies but does not collect your name, address, telephone number, or email address. Please contact us at the email or phone number below for more information about our ad management partner, including information about how to opt out of these technologies.

Although we contract with third parties to manage the use of these technologies, the information is only used to help manage our own marketing materials and our own websites. The third parties are obligated by contract to keep the information confidential and are prohibited from using it for any other purpose.

HOW WE USE YOUR PERSONALLY IDENTIFIABLE INFORMATION

We use your personally identifiable information (and at times other information we collect) to authenticate your visits; to send you email notifications and product fact sheets; so you can participate in conferences or events; so we can respond to email inquiries and questions to our call center; and to help us better market and provide our and our affiliates’ products and services. We also use the information to manage and improve our Site content and notify you about changes or improvements to our Site.

Unless you have opted out of receiving marketing information, we use your personal information to customize and deliver that information to you.

We also enhance or merge personal information with data from third parties in order to better market our products and services and serve your needs.

We use the search terms you enter to help us refine our search functionality and to improve how we appear on external search engines such as Google and Yahoo!.

LIMITED DISCLOSURE OF YOUR PERSONAL INFORMATION TO THIRD PARTIES

We do share non-public, personally identifiable information with our affiliates. We only disclose non-public, personally identifiable information to unaffiliated third parties as follows.

To advertising and marketing agencies to help sell and market our own products and services. To technology and other service providers (such as those that provide portfolio tools) to provide technology and services to us. To vendors that help us fulfill requests to deliver product information, publications, or reference materials or that facilitate use of third party tools provided by or through our Site.

The above unaffiliated third parties are all contractually obligated to keep the information confidential and to not use the information for any purpose other than providing services to us and to you under our direction.

We also disclose such information as permitted or required by law or as required by subpoena, search warrant or other legal process.

As our business evolves, we may sell, transfer, or otherwise share some or all of our assets, including information provided by you, in connection with a merger, reorganization, or sale of some or all of our assets, or in the event of bankruptcy. In any such event, personally identifiable and other information may be one of the assets transferred.

CHOICE

Opting out

You can opt out of our using non-public, personally identifiable information we collect on the Site to send you separate online marketing and advertising materials by contacting us at the below phone number or email, or clicking on an “unsubscribe” link in our marketing emails.

Reviewing your information and requesting changes to your Profile

Please direct inquiries about the accuracy of information previously submitted through the Site, or requests to update information, to: ipathetn@barclaysglobal.com or call 1-877-76-iPATH. We are not responsible for outdated information or for verifying any personal information submitted.

MORE ON PRIVACY

Children’s online privacy protection

BGI understands the importance of protecting children’s privacy, especially in an online environment. The Site is not designed for or directed at children. It is our policy not to knowingly collect or maintain information about anyone under the age of 13.

Links to third party sites

The Site contains links to third party websites. We assume no responsibility for the information practices of those websites. We encourage visitors to review each site’s privacy policy before disclosing any personal information on that site.

Phishing

We do not and will not, at any time, request personal information in a non-secure or unsolicited e-mail or telephone communication. Identity theft and the practice currently known as “phishing” are of great concern to us. Safeguarding information to help protect your from identity theft is our priority. For more information about phishing, visit the Federal Trade Commission at http://www.ftc.gov/bcp/edu/pubs/consumer/alerts/alt127.shtm.

Security

The Site uses generally accepted standards of technology and operational security to protect personal information. Personal information received through the Site is encrypted.

CHANGES TO THIS POLICY

This Privacy Policy may be updated from time to time as our services change and grow. We will indicate any such changes at the privacy link at the bottom of our home page, and your continued use of the Site will signify your acknowledgement of any new terms. The most current version of the Privacy Policy can be found by visiting the privacy link at http://www.ipathetn.com/privacy.jsp.

CONTACT

We welcome inquiries or comments about our Privacy Policy and any queries or concerns about iPath at ipathetn@barclaysglobal.com or call 1-877-76-iPATH.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END PRIVACY POLICY

TERMS & CONDITIONS

[Header]

Terms & Conditions

Global Internet Disclaimer

This website is for the user’s personal use. The user may not sell, copy, publish, distribute, transfer, modify, display, reproduce, and/or create any derivative works from the information or software on this site. The user also may not redeliver any of the pages, text, images, or content of this site using “framing” or similar technology.

The contents of this site, including text, graphics, links and/or other items, have been prepared based upon sources, materials, and systems believed to be reliable and accurate, and are provided to you on an “as is” and “as available” basis. Barclays Bank PLC, its affiliates and its data providers make no representations, and disclaims all, express, implied and statutory warranties of any kind to the user or any third party, including, but not limited to, representations, and warranties regarding accuracy, timeliness, completeness, merchantability, fitness for any particular purpose, non-infringement of third party rights, and/or freedom from computer viruses. Barclays Global Investors and its data providers assume no responsibility for the consequences of any errors or omissions.

The user agrees that, as a condition of continued receipt of the information provided herewith, the user shall not create, sponsor or permit the trading on the user’s exchange facilities, if applicable, of financial instruments or investment products (including, without limitation, derivatives, structured products, investment funds, exchange-traded funds or derivatives based on exchange-traded funds (e.g., options on ETFs or futures on ETFs)) where the price, return and/or performance of such instrument or product is based on, related to, or intended to track, an index or financial instrument or investment product (e.g., an exchange-traded fund) linked to such index, without a separate written agreement with the index provider.

Important iPath Exchange Traded Notes Disclosure

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

A “buy-write” strategy consists of a hypothetical portfolio consisting of a “long” position in the components of an underlying index and the sale of a succession of one-month, at- or slightly out-of-the-money call options on the underlying index or its components. An investment in iPath ETNs linked to buy-write strategies limit participation in any appreciation of the underlying indexes above the strike price of the call options sold, but exposure to any decline in the value of the indexes will not be limited. Stock and option prices may change unpredictably, affecting the value of the buy-write strategy and, consequently, the value of your Securities in unforeseeable ways.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

An investment in iPath ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

An investment in the iPath ETNs linked to the MSCI India Total Return IndexSM may carry risks similar to a concentrated securities investment in a single region. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Securities focusing on a single country may be subject to higher volatility.

An investment in iPath ETNs linked to the performance of the Barclays Capital Intelligent Carry Index™ is subject to risks associated with fluctuations, particularly a decline, in the value of the index. Because the carry trade involves investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies, the success of the index strategy, the level of the index and the market value of the securities will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the index strategy, the level of the index and the market value of the Securities will decline. Factors that may contribute to volatile fluctuations in the index include exchange rates applicable to the index constituent currencies, interest rates applicable to the constituent currencies, the prevailing interest rate environment, and global or regional economic, financial, political, regulatory, geographical or judicial events that affect exchange rates and interest rates.

An investment in iPath ETNs linked to the performance of the Barclays Capital Global Carbon Index Total Return™ is subject to risks associated with fluctuations, particularly a decline, in the performance of the index caused by unpredictable volatility and movement in the prices of the index components. Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand, domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the Index and, therefore, the value of your Securities.

Cap & Trade mechanisms have arisen primarily due to relative international consensus on the correlation between the rise in Green House Gas emissions and the onset of Global Warming. Accordingly, changes in regulation and enforcement of Cap & Trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the Securities.

An investment in iPath ETNs linked to the performance of the S&P 500 VIX Short-Term Futures™ Index TR and the S&P 500 VIX Mid-Term Futures™ Index TR is subject to risks associated with fluctuations, particularly a decline, in the performance of each index. Because the performance of each index is linked to the CBOE Volatility Index (the “VIX Index”), the performance of each index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of each index. Additional factors that may contribute to fluctuations in the level of each index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

“Dow Jones®”, “DJ®” “UBS®”, “Dow Jones-UBS Commodity IndexSM”, “DJ-UBSCISM”, “Dow Jones-UBS Commodity Index Total ReturnSM”, “Dow Jones-UBS Agriculture Subindex Total ReturnSM”, “Dow Jones-UBS Aluminum Subindex Total ReturnSM”, “Dow Jones-UBS Cocoa Subindex Total ReturnSM”, “Dow Jones-UBS Coffee Subindex Total ReturnSM”, “Dow Jones-UBS Copper Subindex Total ReturnSM”, “Dow Jones-UBS Cotton Subindex Total ReturnSM”, “Dow Jones-UBS Energy Subindex Total ReturnSM”, “Dow Jones-UBS Grains Subindex Total ReturnSM”, “Dow Jones-UBS Industrial Metals Subindex Total ReturnSM”, “Dow Jones-UBS Lead Subindex Total ReturnSM”, “Dow Jones-UBS Livestock Subindex Total ReturnSM”, “Dow Jones-UBS Natural Gas Subindex Total ReturnSM”, “Dow Jones-UBS Nickel Subindex Total ReturnSM”, “Dow Jones-UBS Platinum Subindex Total ReturnSM”, “Dow Jones-UBS Precious Metals Subindex Total ReturnSM”, “Dow Jones-UBS Softs Subindex Total ReturnSM”, “Dow Jones-UBS Sugar Subindex Total ReturnSM” and “Dow Jones-UBS Tin Subindex Total ReturnSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”) and UBS AG (“UBS AG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC. The Securities based on the Dow Jones–UBS Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, UBS AG, UBS Securities LLC (“UBS Securities”), or any of their respective subsidiaries or affiliates and none of Dow Jones, UBS AG, UBS Securities, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

The MSCI indexes are the exclusive property of Morgan Stanley Capital International Inc. (“MSCI”). MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The financial securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such financial securities. The Pricing Supplement contains a more detailed description of the limited relationship MSCI has with Barclays Bank PLC and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

“Standard & Poor’s®,” “S&P®,” “GSCI®,” “S&P GSCI™,” “S&P GSCI™ Index,” “S&P GSCI™ Total Return Index,” “S&P GSCI™ Crude Oil Total Return Index” and “S&P GSCI™ Commodity Index” are trademarks or service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Barclays Bank PLC in connection with the Securities. The S&P GSCI™ Index, the S&P GSCI™ Total Return Index, the S&P GSCI™ Crude Oil Total Return Index, and S&P GSCI™ Commodity Index are not owned, endorsed, or approved by or associated with Goldman Sachs & Co. or its affiliated companies. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. or any of its affiliates (“Standard & Poor’s”). Standard & Poor’s does not make any representation or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities particularly or the ability of the S&P GSCI™ Index or any of its sub-indexes to track general commodity market performance.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and “BuyWrite” and “CBOE” are trademarks of the Chicago Board Options Exchange, Incorporated (“CBOE”). These marks have been licensed for use by Barclays Bank PLC. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s or CBOE and Standard & Poor’s and CBOE make no representation regarding the advisability of investing in the Securities.

“Barclays Capital Intelligent Carry Index™” and the “USD Intelligent Carry Index™” are trademarks of Barclays Bank PLC and have been licensed for use by Barclays Capital in connection with the calculation of the Index.

“Barclays Capital Global Carbon Index™” and “Barclays Capital Global Carbon Index Total Return™” are trademarks of Barclays Bank PLC and have been licensed for use by Barclays Capital in connection with the calculation of the Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500™”, “S&P 500 VIX Short-Term Futures™” and “S&P 500 VIX Mid-Term Futures™” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by Barclays. “VIX®” is a registered trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s or CBOE and Standard & Poor’s and CBOE make no representation regarding the advisability of investing in the Securities.

• Not FDIC insured        • No bank guarantee        • May lose value

Privacy Policy

Please see our privacy policy.

Downloading and Ownership of Other Material

Internet software or transmission problems may produce inaccurate or incomplete copies of information and materials that may be downloaded and displayed on a user’s computer. Barclays Bank PLC and its affiliates are not liable for any damages, changes, or omissions that occur during transmission of information and materials.

The contents of this site are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Barclays Bank PLC, its affiliates and data providers make no representations that the contents are appropriate for use in all locations, or that the transactions, securities, products, instruments, or services discussed on this site are available or appropriate for sale or use in all jurisdictions or countries, or by all investors or counterparties. All persons and entities accessing this site do so on their own initiative and are responsible for compliance with applicable local laws and regulations.

IN NO EVENT SHALL BARCLAYS BANK PLC, ITS AFFILIATES OR DATA PROVIDERS BE LIABLE FOR ANY DAMAGES, INCLUDING WITHOUT LIMITATION DIRECT OR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES ARISING IN CONNECTION WITH THIS SITE OR THE USE THEREOF OR INABILITY TO USE BY ANY PARTY, OR IN CONNECTION WITH ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, OR LINE OR SYSTEM FAILURE, EVEN IF BGI, OR ANY OF ITS AFFILIATES, PROVIDERS OR ANY REPRESENTATIVES THEREOF, ARE ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, LOSSES, OR EXPENSES. USE OF HYPERLINKS TO OTHER INTERNET RESOURCES IS AT YOUR OWN RISK.

PRIVACY POLICY  |  TERMS OF USE  |  BARCLAYS  |  BARCLAY CAPITAL INC.  |  BARCLAYS GLOBAL INVESTORS  |  PRESS RELEASES

© 2009 Barclays Global Investors, N.A. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

END TERMS & CONDITIONS